UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form N-CSR


              Certified Shareholder Report Of Registered Management
                              Investment Companies



                   Investment Company Act file number 811-7662
                           U.S. Global Accolade Funds

                               7900 Callaghan Road
                              San Antonio, TX 78229
               (Address of principal executive offices) (Zip code)

                              Susan B. McGee, Esq.
                               7900 Callaghan Road
                              San Antonio, TX 78229
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: 210-308-1234

                       Date of fiscal year end: October 31

                    Date of reporting period: April 30, 2006

Item 1. Reports to Stockholders.

U.S. GLOBAL ACCOLADE FUNDS


SEMI-ANNUAL REPORT


APRIL 30, 2006

(UNAUDITED)


TABLE OF CONTENTS


LETTER TO SHAREHOLDERS                                                    1

MANAGEMENT TEAM'S AND FUND MANAGERS'
  PERSPECTIVES                                                            6

EXPENSE EXAMPLE                                                          25

PORTFOLIOS OF INVESTMENTS                                                27

NOTES TO PORTFOLIOS OF INVESTMENTS                                       43

STATEMENTS OF ASSETS AND LIABILITIES                                     44

STATEMENTS OF OPERATIONS                                                 46

STATEMENTS OF CHANGES IN NET ASSETS                                      48

NOTES TO FINANCIAL STATEMENTS                                            51

FINANCIAL HIGHLIGHTS                                                     59

ADDITIONAL INFORMATION                                                   61

NASDAQ SYMBOLS


HOLMES GROWTH FUND                                                    ACBGX

MEGATRENDS FUND                                                       MEGAX

EASTERN EUROPEAN FUND                                                 EUROX

GLOBAL EMERGING MARKETS FUND                                          GEMFX





[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

U.S. GLOBAL ACCOLADE FUNDS



DEAR SHAREHOLDER:

Let me start by thanking you for your continuing confidence in the U.S. Global Accolade family of funds. Each of the funds has navigated through challenging [PHOTO] market conditions in recent months, and we're proud of the strong returns they have achieved by passionately applying our investment processes as active money managers.

The Eastern European Fund (EUROX) remains one of the top performers not only in the emerging markets sector, but also among all U.S. mutual funds. It is ranked by Lipper as the #1 emerging markets fund in total return during the three years ended March 31, 2006, and over the five-year measure, it is ranked #3 among funds in all sectors in total return. According to Lipper, the Eastern European Fund ranked #7 of 196, #1 of 173 and #2 of 137 among emerging-market funds for total return for the one-, three- and five-year periods.

The Eastern European Fund carries a five-star overall, three-year and five-year rating from Morningstar. Among 107, 107 and 87 Europe stock funds, the Eastern European Fund earned 5 stars, 5 stars and 5 stars for the overall, three-, and five-year periods ending March 31, 2006. Ratings are based on risk-adjusted return. The overall Morningstar rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar rating metrics. Past performance does not guarantee future results. The Eastern European Fund's success has allowed it to grow to more than $1.8 billion in assets as of April 30, 2006, making it the largest fund in the U.S. Global family.

Our Global Emerging Markets Fund (GEMFX) celebrated its first birthday in February, and during that short time, it has turned in enviable results. Whereas the Eastern European Fund concentrates on a defined geographic region, the Global Emerging Markets Fund has a broader reach that allows investors to gain from emerging economies all over the world. The ten countries where the fund had its greatest investments as of early 2006 were spread across five continents, omitting only Australia and Antarctica.

U.S. GLOBAL ACCOLADE FUNDS



--------------------------------------------------------------------------------

Total Annualized Returns as of 3/31/06

                               1-Year    3-Year    5-Year    Since Inception

Eastern European
Fund (EUROX)                   60.65%    60.70%    45.47%        20.85%

Global Emerging
Markets Fund (GEMFX)           47.34%     N/A       N/A          34.22%

EUROX Inception Date 3/31/97
GEMFX Inception Date 2/24/05

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit and triple-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the emerging markets sector.

--------------------------------------------------------------------------------

The MegaTrends Fund (MEGAX) is still living up to its name by identifying the most dominant trends in the global economy and its markets, and then working to find the companies that stand to benefit the most from those trends. Dr. Stephen Leeb, the fund's manager, spotted rising energy prices early on as a
"megatrend," and he is overweighted in that sector and remains bullish on Internet-related companies. MegaTrends, a fund that invests primarily in large-cap companies, has a five-star Morningstar rating for the three-year period. Among 1,350, 1,350, 1,077 and 389 large growth funds, the MegaTrends Fund earned 4 stars, 5 stars, 3 stars and 3 stars for the overall, three-, five- and ten-year periods ended March 31, 2006. Ratings are based on risk-adjusted return. The overall Morningstar rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar rating metrics. Past performance does not guarantee future results.

And last, but certainly not least, the Holmes Growth Fund (ACBGX) continues to perform well compared to its peers in the mid-cap growth sector. Its results affirm the fund's time-tested strategy of selecting winning investments by starting with rigorous quantitative analysis. Since U.S. Global Investors, Inc. took over the day-to-day management of the fund on June 1, 2004, after Art Bonnel decided to take a well-deserved sabbatical, the fund has returned 37.50 percent through March 31, 2006, compared to 19.40 percent for the S&P 500 Index for the same period.

2

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U.S. GLOBAL ACCOLADE FUNDS


--------------------------------------------------------------------------------
Total Annualized Returns as of 3/31/06

                              1-Year    3-Year    5-Year      10-Year

Megatrends
Fund (MEGAX)                  16.44%    21.15%    2.74%        7.04%

Holmes Growth
Fund (ACBGX)                  25.06%    21.57%    5.76%        9.78%


Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit and triple-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the emerging markets sector.

--------------------------------------------------------------------------------

Like U.S. Global Investors, Charlemagne uses strict investment processes to guide them in making consistent decisions when it comes to discovering new ideas, monitoring existing holdings and managing risks.

While some periods have been volatile, we believe international markets will continue to offer exceptional opportunities to investors. We always remind investors, however, that it is important to diversify between various asset classes.

In his best-selling book "Asset Allocation: Balancing Financial Risk," Roger Gibson recommends an equal allocation between domestic equities, international equities, fixed-income instruments and hard assets (commodities, precious metals, real estate, etc.). In his model portfolio, Gibson shows the benefits of investing 25 percent in international funds and 25 percent in hard assets, and the power of rebalancing every year to capture the benefits of mean reversion.

A fundamental aspect of investing is deciding how much risk and volatility you are comfortable with, and then choosing investments that fit into that comfort zone. Understanding the volatility and risks involved with the markets is vitally important to maintain both your investments and your emotional health. Chasing performance or trying to guess tops and bottoms in share prices can be both emotionally and financially draining.

Standard deviation, also known as "sigma," is a valuable statistical tool for gauging a fund's volatility, as it measures how much the fund's returns vary from their mean, or average, over a given period of time. For most funds, returns will be within one standard deviation (one sigma) of their mean (average) 68 percent of the time and within two standard deviations (two sigma) of the mean 95 percent of the time. Returns fall within three sigma 99 percent of the time.

U.S. GLOBAL ACCOLADE FUNDS



                  Quarterly Standard Deviation Movement of
                Holmes Growth Fund 2001-2006 (as of 6/14/06)

                                  [Graph]


You can see this basic concept in the bell-shaped curve above. The straight line down from the highest point on the curve is the mean return over the specified time period. The area in dark gray is one sigma above and below the mean. By adding the area in light gray, you have gone out two sigma on either side of the mean. The white segments expand the area to three sigma.

As an investor, sigma can help you understand the level of volatility to expect from a particular investment. That knowledge allows you to manage your risk and it keeps you from getting overly excited when your investment's ups and downs fall within its normal range. The greater the volatility, the more significant dollar-cost average buying helps investors manage their expectations.

MAGNITUDE FOR STANDARD DEVIATION (1 SIGMA*) AS OF 6/14/06

FUND                     WEEKLY              MONTHLY           QUARTERLY

Eastern European Fund     2.75%               6.13%             10.18%

MegaTrends Fund           2.22%               4.98%              8.71%

Holmes Growth Fund        2.23%               4.38%              7.60%

MSCI Emerging Markets     2.28%               5.57%             10.66%
Index

S&P 500 Index             2.05%               4.18%              6.89%

U.S. Global Investors prides itself on being a reliable source of information for its shareholders on market cycles, global trends and the benefits of

4

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U.S. GLOBAL ACCOLADE FUNDS


diversification, mean reversion and rebalancing. We are always working to educate our shareholders about the critical drivers that influence the various asset classes.

Again, thank you for investing with us.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800- 873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

Diversification does not protect an investor from market risks and does not assure a profit.

Lipper Disclaimer: Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of March 31, 2006. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user's own risk. This is not an offer to buy or sell securities.

HOLMES GROWTH FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund focuses on issues that have good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE

 HOLMES GROWTH FUND

                        [Holmes Growth Fund Graph]

              Holmes Growth      S&P 500       Russell 2000    S&P MidCap
   Date            Fund           Index          Index(R)      400 Index
   ----        -------------     -------       ------------    ----------

  04/30/96     $ 10,000.00     $ 10,000.00     $ 10,000.00     $ 10,000.00
  05/31/96       10,841.29       10,257.46       10,394.10       10,135.10
  06/30/96        9,970.17       10,296.56        9,967.29        9,983.13
  07/31/96        8,937.95        9,841.91        9,096.69        9,307.92
  08/31/96        9,409.31       10,049.83        9,624.90        9,844.58
  09/30/96       10,232.70       10,614.95       10,001.01       10,273.48
  10/31/96       10,173.03       10,907.60        9,846.88       10,303.38
  11/30/96       10,648.56       11,731.36       10,252.58       10,883.50
  12/31/96       10,648.56       11,498.97       10,521.29       10,895.43
  01/31/97       10,726.86       12,216.98       10,731.58       11,304.30
  02/28/97        9,781.25       12,312.90       10,471.36       11,211.52
  03/31/97        9,269.30       11,807.92        9,977.26       10,734.23
  04/30/97        9,425.90       12,512.22       10,005.06       11,012.43
  05/31/97       10,443.78       13,273.44       11,118.12       11,974.79
  06/30/97       11,106.30       13,867.76       11,594.62       12,311.09
  07/31/97       12,148.27       14,970.58       12,134.13       13,529.49
  08/31/97       12,334.98       14,132.53       12,411.79       13,513.02
  09/30/97       13,166.15       14,906.08       13,320.25       14,289.41
  10/31/97       11,853.15       14,408.82       12,735.10       13,668.16
  11/30/97       11,856.80       15,075.29       12,652.69       13,870.68
  12/31/97       11,746.94       15,334.00       12,874.20       14,408.70
  01/31/98       11,827.50       15,503.44       12,671.00       14,134.33
  02/28/98       12,713.65       16,620.96       13,607.96       15,304.93
  03/31/98       13,248.27       17,471.42       14,169.12       15,994.89
  04/30/98       13,380.70       17,647.10       14,247.55       16,286.69
  05/31/98       12,664.40       17,344.19       13,480.22       15,554.47
  06/30/98       13,572.70       18,048.19       13,508.57       15,652.36
  07/31/98       13,188.70       17,856.49       12,414.99       15,046.18
  08/31/98       11,194.89       15,277.47       10,004.28       12,247.65
  09/30/98       12,051.49       16,256.20       10,787.19       13,390.76
  10/31/98       11,948.11       17,577.32       11,227.16       14,586.00
  11/30/98       13,070.55       18,642.21       11,815.35       15,313.93
  12/31/98       14,935.38       19,715.76       12,546.46       17,162.74
  01/31/99       16,004.38       20,539.90       12,713.21       16,494.84
  02/28/99       14,507.79       19,901.64       11,683.49       15,631.47
  03/31/99       15,805.85       20,697.67       11,865.90       16,068.15
  04/30/99       15,714.22       21,499.17       12,929.19       17,334.95
  05/31/99       15,576.78       20,992.22       13,118.06       17,410.25
  06/30/99       17,012.29       22,156.30       13,711.23       18,341.91
  07/31/99       16,767.95       21,465.15       13,335.05       17,952.50
  08/31/99       17,439.89       21,358.88       12,841.49       17,337.29
  09/30/99       17,760.59       20,774.07       12,844.29       16,802.72
  10/31/99       19,219.00       22,088.11       12,896.32       17,658.33
  11/30/99       21,418.07       22,537.09       13,666.37       18,585.08
  12/31/99       27,099.61       23,863.65       15,213.41       19,688.71
  01/31/00       27,521.94       22,664.82       14,969.08       19,134.53
  02/29/00       36,760.44       22,236.23       17,441.00       20,472.87
  03/31/00       34,903.94       24,410.17       16,291.10       22,185.39
  04/30/00       31,270.13       23,676.03       15,310.76       21,410.37
  05/31/00       27,345.97       23,191.49       14,418.43       21,142.97
  06/30/00       28,683.35       23,763.32       15,675.34       21,453.91
  07/31/00       26,131.76       23,392.14       15,171.04       21,793.11
  08/31/00       29,791.97       24,844.30       16,328.57       24,224.95
  09/30/00       27,548.33       23,533.02       15,848.64       24,059.13
  10/31/00       25,524.66       23,433.21       15,141.20       23,242.80
  11/30/00       22,114.82       21,587.09       13,586.93       21,489.57
  12/31/00       22,431.92       21,693.00       14,753.80       23,133.16
  01/31/01       21,797.72       22,462.18       15,521.91       23,647.92
  02/28/01       18,838.11       20,415.36       14,503.48       22,299.15
  03/31/01       17,182.14       19,122.75       13,794.02       20,642.34
  04/30/01       17,346.57       20,607.61       14,873.12       22,918.69
  05/31/01       17,240.87       20,745.85       15,238.72       23,452.28
  06/30/01       16,782.83       20,241.11       15,764.91       23,357.63
  07/31/01       16,254.33       20,041.78       14,911.52       23,009.51
  08/31/01       15,761.06       18,788.38       14,429.88       22,257.30
  09/30/01       15,079.89       17,271.30       12,487.50       19,489.50
  10/31/01       15,173.84       17,600.83       13,218.22       20,351.58
  11/30/01       15,643.62       18,950.60       14,241.55       21,865.15
  12/31/01       16,313.05       19,116.71       15,120.56       22,994.37
  01/31/02       16,371.78       18,837.89       14,963.31       22,874.86
  02/28/02       16,160.38       18,474.52       14,553.25       22,902.74
  03/31/02       16,759.34       19,169.33       15,722.42       24,539.67
  04/30/02       17,346.57       18,007.56       15,865.65       24,424.90
  05/31/02       17,052.95       17,874.90       15,161.22       24,012.12
  06/30/02       15,913.74       16,601.51       14,409.22       22,254.43
  07/31/02       13,940.67       15,307.51       12,233.43       20,097.97
  08/31/02       13,376.94       15,408.00       12,202.84       20,198.46
  09/30/02       13,247.75       13,733.46       11,326.68       18,574.51
  10/31/02       13,611.83       14,942.24       11,690.27       19,378.78
  11/30/02       14,621.85       15,821.72       12,733.04       20,498.88
  12/31/02       13,130.31       14,892.23       12,023.81       19,656.37
  01/31/03       13,388.68       14,502.11       11,690.75       19,082.41
  02/28/03       13,247.75       14,284.52       11,337.69       18,628.25
  03/31/03       12,648.78       14,423.21       11,483.94       18,784.72
  04/30/03       12,813.20       15,611.25       12,572.62       20,146.62
  05/31/03       13,470.89       16,433.76       13,921.66       21,814.76
  06/30/03       13,529.62       16,643.40       14,173.65       22,093.98
  07/31/03       13,917.18       16,936.84       15,060.92       22,878.32
  08/31/03       14,445.68       17,267.16       15,750.71       23,914.71
  09/30/03       14,328.24       17,083.79       15,459.32       23,548.81
  10/31/03       15,913.74       18,050.21       16,757.90       25,329.10
11/30/2003       16,089.91       18,209.02       17,352.55       26,211.27
12/31/2003       15,984.21       19,163.99       17,704.67       26,653.19
 1/31/2004       16,442.24       19,515.75       18,473.85       27,230.50
 2/29/2004       16,465.73       19,787.00       18,639.43       27,884.49
 3/31/2004       16,489.22       19,488.49       18,813.12       28,002.53
 4/30/2004       16,113.40       19,182.56       17,853.97       27,084.02
 5/31/2004       16,383.52       19,445.80       18,138.09       27,645.12
 6/30/2004       16,876.79       19,823.93       18,901.98       28,273.77
 7/31/2004       15,995.95       19,167.81       17,629.27       26,954.94
 8/31/2004       15,690.60       19,245.35       17,538.62       26,883.80
 9/30/2004       16,559.69       19,453.79       18,362.03       27,679.88
10/31/2004       16,888.53       19,751.44       18,723.76       28,122.76
11/30/2004       18,133.44       20,549.39       20,347.11       29,796.07
12/31/2004       18,626.71       21,248.07       20,949.38       31,044.52
 1/31/2005       18,109.96       20,729.62       20,075.79       30,252.89
 2/28/2005       18,697.18       21,164.94       20,415.07       31,266.36
 3/31/2005       18,180.42       20,790.32       19,831.20       30,922.43
 4/30/2005       17,287.84       20,395.31       18,694.87       29,719.55
 5/31/2005       18,121.70       21,043.88       19,915.65       31,508.31
 6/30/2005       18,744.16       21,073.34       20,684.39       32,238.64
 7/31/2005       19,812.90       21,857.27       21,995.78       33,931.52
 8/31/2005       20,047.79       21,658.37       21,588.86       33,553.08
 9/30/2005       20,564.55       21,833.80       21,655.79       33,810.87
10/31/2005       19,448.82       21,469.18       20,984.46       33,083.97
11/30/2005       20,188.73       22,280.71       22,002.20       34,701.78
12/31/2005       20,435.36       22,287.39       21,900.99       34,941.22
 1/31/2006       22,267.49       22,878.01       23,865.51       36,999.26
 2/28/2006       21,832.95       22,939.78       23,798.69       36,688.46
 3/31/2006       22,737.27       23,224.23       24,952.93       37,605.67
 4/30/2006       23,171.82       23,535.44       24,947.94       38,135.91

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                  April 30, 2006

                                Six Month   One Year   Five Year   Ten Year

  Holmes Growth Fund             19.14%      34.04%      5.96%       8.76%
  -------------------------------------------------------------------------
  S&P 500 Index                   9.64%      15.42%      2.70%       8.94%
  -------------------------------------------------------------------------
  S&P MidCap 400 Index           15.26%      28.32%     10.73%      14.33%
  -------------------------------------------------------------------------
  Russell 2000 Index(R)          18.91%      33.47%     10.91%       9.58%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index(R) is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000(R), a widely recognized small-cap index. The returns for the indexes reflect no deduction for fees, expenses or taxes.

HOLMES GROWTH FUND



SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Over the past six months, the Federal Reserve (Fed) has continued the measured tightening which began in June 2004. The Fed Funds rate was increased five times from 3.75 percent to 5.00 percent over the past six months. The purpose of this tightening was to remove excessive stimulus to the economy provided by very low short-term interest rates and to combat rising inflation expectations.

Oil prices continued to climb higher, reaching $75 a barrel in April from $60 at the end of October. High energy prices became the national focus again as gasoline prices approached $3.00 a gallon as refiners retooled for the summer driving season and new regulations for diesel and gasoline went into effect. The stock market climbed steadily higher during this period as economic growth remained strong.

The 10-year U.S. Treasury note yield rose from the 4.60 percent area six months ago to more than 5.00 percent by late April 2006. Rising inflation expectations were a primary driver of this increase in yields. Higher commodity prices and monetary policy uncertainty were the key drivers as Fed Chairman Alan Greenspan retired and Ben Bernanke took over the top post in February 2006.

Strong worldwide economic growth was the dominant theme in the equity markets for the past six months. Cyclical stocks posted strong performance in response to better than expected growth, this was especially true in areas that focused on commodities and manufacturing.

INVESTMENT HIGHLIGHTS

STRENGTHS

* Industrials, technology and energy were the best performing sectors of the market.

* Coal, steel, semiconductor manufacturing and semiconductor equipment makers were among the top performing industry groups.

* The fund returned 19.14 percent, outperforming both the S&P 500 and the S&P MidCap 400 during this time.

WEAKNESSES

* Consumer staples, utilities and health care were the worst performing sectors.

HOLMES GROWTH FUND


* Pharmaceuticals, managed care and independent power producers were among the worst performing industry groups.

* The fund maintained a healthy exposure to the health care sector during this period of underperformance.

     SECTOR WEIGHTINGS--HOLMES GROWTH FUND AND S&P MIDCAP 400 INDEX
                         (AT APRIL 30, 2006 IN %)
  -------------------------------------------------------------------
                           HOLMES GROWTH   S&P MIDCAP 400      OVER
                               FUND             INDEX        (UNDER)
  SECTORS                    % WEIGHTS        % WEIGHTS      % WEIGHT
  -------------------------------------------------------------------
  Industrials                   17               16             1
  -------------------------------------------------------------------
  Financial Services            16               18            (2)
  -------------------------------------------------------------------
  Technology                    16               16             0
  -------------------------------------------------------------------
  Consumer Discretion           12               15            (3)
  -------------------------------------------------------------------
  Materials                     10                5             5
  -------------------------------------------------------------------
  Health Care                   10               10             0
  -------------------------------------------------------------------
  Energy                         8               10            (2)
  -------------------------------------------------------------------
  Other                          4               10            (6)
  -------------------------------------------------------------------
  Cash Equivalent                7                0             7
  ===================================================================
                    TOTAL       100              100            0
  ===================================================================

The fund's stock selection is driven by companies showing strong revenue and earnings acceleration. In late 2005, energy companies virtually across the board demonstrated these characteristics due to the current energy price environment, which dovetailed nicely with our macro view of the sector's positive long-term secular theme leading to an overweighting in the sector for much of the period. In early 2006, technology stocks, semiconductor-related in particular, began demonstrating the positive fundamental trends we look for. The fund remained underweight in consumer discretion. Our top-down view of a slowing economy coupled with rising energy prices pushed the fund away from the discretion sector and retailing stocks in particular. We also believed that rising short-term interest rates would dampen price appreciation in financials, and the fund was underweight in that sector for most of the past six months, but did find opportunities in brokerage and asset management-related companies.

FUND METRICS

At April 30, 2006, the average revenue growth in the last quarter for the stocks in the fund was 46 percent, compared to 15 percent for the stocks in the S&P MidCap 400 Index. The high relative growth also applies to earnings of the stocks in the fund, which on average grew 99 percent year-over-year in the latest quarter, as compared to 18 percent for the S&P

HOLMES GROWTH FUND



MidCap 400 Index. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is lower than that of the S&P MidCap 400 Index (1.1 for the fund compared to 1.2 for the index). The average market capitalization of the fund's stock investments is $5.7 billion, compared to $4.2 billion for the S&P MidCap 400 Index.

The fund returned 19.14 percent for the six-month period, compared to a total return of 15.26 percent for the S&P MidCap 400 Index and 9.64 percent for the S&P 500 Index.

CURRENT OUTLOOK

OPPORTUNITIES

* Long-term interest rates are extended, and with the Fed likely nearing an end to this tightening cycle, banking-related financials are beginning to look attractive.

* The long-term supply/demand fundamentals for the energy sector remain positive, in particular oil field services, international offshore drillers and oil and gas machinery and equipment providers.

* Many areas of the health care sector have underperformed significantly and may be nearing an inflection point.

THREATS

* The economic expansion appears to be at an advanced stage. The economy has already passed peak profitability in this cycle and is a threat to stock market valuations.

* The slowing rate of increase in corporate profits in the second half of 2006 will likely impact cyclical sectors of the economy such as industrials and materials.

* The relatively high price of crude oil and gasoline serves as a drag on the economy and will be an important test for the consumer and consumer-related stocks.

HOLMES GROWTH FUND



 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                                  April 30, 2006

                       [Holmes Growth Fund Pie Chart]

                       Industrials               17.2%
                       Financial Services        16.2%
                       Technology                16.1%
                       Consumer Discretion       12.0%
                       Materials                  9.9%
                       Health Care                9.7%
                       Energy                     8.3%
                       Other                      3.6%
                       Cash Equivalent            7.0%

HOLMES GROWTH FUND



 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2006

   CI FINANCIAL, INC.                                              1.94%
     FINANCIAL SERVICES
--------------------------------------------------------------------------
   NORTHERN ORION RESOURCES, INC.                                  1.66%
     METAL & MINERAL MINING
--------------------------------------------------------------------------
   GMP CAPITAL TRUST                                               1.42%
     FINANCIAL SERVICES
--------------------------------------------------------------------------
   PANTRY, INC.                                                    1.34%
     RETAIL
--------------------------------------------------------------------------
   ENCORE WIRE CORP.                                               1.28%
     CABLE & WIRE PRODUCTS
--------------------------------------------------------------------------
   PLEXUS CORP.                                                    1.18%
     ELECTRONICS & COMPONENTS
--------------------------------------------------------------------------
   ALKERMES, INC.                                                  1.16%
     MEDICAL PRODUCTS
--------------------------------------------------------------------------
   AKAMAI TECHNOLOGIES, INC.                                       1.14%
     COMPUTER SOFTWARE & HARDWARE
--------------------------------------------------------------------------
   TRANSOCEAN, INC.                                                1.10%
     OIL & GAS DRILLING
--------------------------------------------------------------------------
   WEATHERFORD INTERNATIONAL LTD.                                  1.07%
     OIL & GAS FIELD MACHINERY
--------------------------------------------------------------------------

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                  April 30, 2006

                                                              PERCENTAGE OF
COUNTRY                                         VALUE       TOTAL INVESTMENTS

Holmes Growth Fund
-----------------------------------------------------------------------------
United States                                $63,008,924           85.30%
Canada                                         8,638,061           11.69%
Other Foreign                                  2,217,150            3.01%
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                            $73,864,135          100.00%
-----------------------------------------------------------------------------

*Country distribution shown is based on domicile and the locale of company operations may be different.

MEGATRENDS FUND


FUND MANAGER'S PERSPECTIVE

A Message from Dr. Stephen Leeb

INTRODUCTION

The MegaTrends Fund is a large-cap equity fund managed with a view toward capital appreciation. Its approach seeks to identify economic sectors whose revenues are growing faster than the economy and companies in these sectors with consistent earnings growth. We are also looking for quality stocks with growth greater than other companies in the sector, dominance in their industries, superior operating records and are reasonably priced based on their price-to-earnings ratio. MegaTrends Fund's benchmark is the S&P 500 Index.

PERFORMANCE

 MEGATRENDS FUND

                          [MegaTrends Fund Graph]

               MegaTrends        S&P 500      Russell 1000
    Date          Fund            Index      Growth Index(R)
    ----       ----------        -------     ---------------

  04/30/96     $ 10,000.00     $ 10,000.00     $ 10,000.00
  05/31/96       10,192.00       10,257.46       10,349.58
  06/30/96       10,199.84       10,296.56       10,363.36
  07/31/96        9,629.66        9,841.91        9,756.33
  08/31/96        9,910.23       10,049.83       10,008.18
  09/30/96       10,236.04       10,614.95       10,736.61
  10/31/96       10,742.87       10,907.60       10,801.62
  11/30/96       11,204.44       11,731.36       11,612.28
  12/31/96       11,068.68       11,498.97       11,384.97
  01/31/97       11,649.30       12,216.98       12,183.57
  02/28/97       11,409.68       12,312.90       12,101.34
  03/31/97       11,160.84       11,807.92       11,446.54
  04/30/97       11,335.95       12,512.22       12,206.39
  05/31/97       12,110.11       13,273.44       13,087.23
  06/30/97       12,396.74       13,867.76       13,611.17
  07/31/97       13,244.69       14,970.58       14,814.89
  08/31/97       12,811.50       14,132.53       13,947.82
  09/30/97       13,502.77       14,906.08       14,634.07
  10/31/97       12,811.50       14,408.82       14,093.34
  11/30/97       12,857.58       15,075.29       14,691.76
  12/31/97       12,793.99       15,334.00       14,856.21
  01/31/98       12,847.93       15,503.44       15,300.51
  02/28/98       13,559.90       16,620.96       16,451.70
  03/31/98       14,142.43       17,471.42       17,107.38
  04/30/98       14,368.96       17,647.10       17,344.16
  05/31/98       13,786.44       17,344.19       16,852.08
  06/30/98       13,808.01       18,048.19       17,884.03
  07/31/98       12,858.71       17,856.49       17,765.64
  08/31/98       10,960.11       15,277.47       15,099.45
  09/30/98       11,607.36       16,256.20       16,259.26
  10/31/98       12,243.82       17,577.32       17,566.30
  11/30/98       12,696.90       18,642.21       18,902.19
  12/31/98       13,085.47       19,715.76       20,606.60
  01/31/99       13,342.30       20,539.90       21,816.78
  02/28/99       12,854.32       19,901.64       20,820.13
  03/31/99       13,470.71       20,697.67       21,916.66
  04/30/99       13,907.32       21,499.17       21,944.65
  05/31/99       13,663.33       20,992.22       21,270.03
  06/30/99       14,189.84       22,156.30       22,760.04
  07/31/99       14,138.47       21,465.15       22,036.77
  08/31/99       14,202.68       21,358.88       22,396.68
  09/30/99       13,611.97       20,774.07       21,926.13
  10/31/99       13,817.43       22,088.11       23,582.32
  11/30/99       14,099.94       22,537.09       24,854.49
  12/31/99       15,340.96       23,863.65       27,439.74
  01/31/00       14,573.91       22,664.82       26,152.93
  02/29/00       14,701.75       22,236.23       27,431.56
  03/31/00       16,448.92       24,410.17       29,394.71
  04/30/00       16,392.10       23,676.03       27,995.96
  05/31/00       16,733.01       23,191.49       26,586.46
  06/30/00       16,079.60       23,763.32       28,601.26
  07/31/00       16,548.35       23,392.14       27,408.74
  08/31/00       17,840.97       24,844.30       29,890.66
  09/30/00       17,542.67       23,533.02       27,063.03
  10/31/00       17,571.08       23,433.21       25,782.68
  11/30/00       16,658.24       21,587.09       21,982.10
  12/31/00       17,904.46       21,693.00       21,286.38
  01/31/01       18,488.12       22,462.18       22,757.02
  02/28/01       17,809.81       20,415.36       19,046.84
  03/31/01       16,863.31       19,122.75       16,837.45
  04/30/01       18,393.48       20,607.61       18,967.21
  05/31/01       18,503.90       20,745.85       18,687.79
  06/30/01       17,699.38       20,241.11       18,255.13
  07/31/01       16,705.57       20,041.78       17,798.78
  08/31/01       15,159.63       18,788.38       16,343.64
  09/30/01       13,661.02       17,271.30       14,711.56
  10/31/01       14,512.86       17,600.83       15,483.47
  11/30/01       14,954.56       18,950.60       16,970.90
  12/31/01       15,632.88       19,116.71       16,939.05
  01/31/02       14,404.09       18,837.89       16,639.84
  02/28/02       13,892.10       18,474.52       15,949.30
  03/31/02       15,172.08       19,169.33       16,500.78
  04/30/02       14,694.22       18,007.56       15,154.13
  05/31/02       14,489.42       17,874.90       14,787.76
  06/30/02       12,902.24       16,601.51       13,419.58
  07/31/02       10,990.80       15,307.51       12,682.11
  08/31/02       11,605.19       15,408.00       12,720.00
  09/30/02       10,683.60       13,733.46       11,400.47
  10/31/02       11,298.00       14,942.24       12,446.19
  11/30/02       11,417.46       15,821.72       13,122.10
  12/31/02       10,920.10       14,892.23       12,215.86
  01/31/03       11,126.14       14,502.11       11,919.24
  02/28/03       11,126.14       14,284.52       11,864.57
  03/31/03       10,851.42       14,423.21       12,085.42
  04/30/03       11,435.20       15,611.25       12,979.17
  05/31/03       12,516.91       16,433.76       13,626.83
  06/30/03       12,757.29       16,643.40       13,814.88
  07/31/03       12,980.50       16,936.84       14,158.87
  08/31/03       13,753.15       17,267.16       14,511.42
  09/30/03       13,375.41       17,083.79       14,356.15
  10/31/03       14,165.23       18,050.21       15,162.97
11/30/2003       14,714.67       18,209.02       15,321.41
12/31/2003       15,747.19       19,163.99       15,851.42
 1/31/2004       15,503.58       19,515.75       16,175.20
 2/29/2004       16,060.39       19,787.00       16,278.11
 3/31/2004       16,008.19       19,488.49       15,975.86
 4/30/2004       15,520.98       19,182.56       15,790.28
 5/31/2004       15,660.19       19,445.80       16,083.98
 6/30/2004       15,955.99       19,823.93       16,285.03
 7/31/2004       15,607.99       19,167.81       15,364.92
 8/31/2004       15,642.79       19,245.35       15,289.64
 9/30/2004       16,025.59       19,453.79       15,434.89
10/31/2004       16,008.19       19,751.44       15,675.67
11/30/2004       16,512.80       20,549.39       16,214.92
12/31/2004       17,017.40       21,248.07       16,850.54
 1/31/2005       16,599.80       20,729.62       16,289.42
 2/28/2005       17,139.20       21,164.94       16,463.71
 3/31/2005       16,582.40       20,790.32       16,164.07
 4/30/2005       16,338.79       20,395.31       15,856.96
 5/31/2005       16,739.00       21,043.88       16,624.43
 6/30/2005       17,121.80       21,073.34       16,562.92
 7/31/2005       17,713.41       21,857.27       17,372.85
 8/31/2005       18,096.21       21,658.37       17,148.74
 9/30/2005       18,392.02       21,833.80       17,227.62
10/31/2005       17,922.21       21,469.18       17,060.52
11/30/2005       18,861.82       22,280.71       17,795.83
12/31/2005       19,039.61       22,287.39       17,740.66
 1/31/2006       19,630.12       22,878.01       18,052.89
 2/28/2006       19,021.71       22,939.78       18,024.01
 3/31/2006       19,308.02       23,224.23       18,290.76
 4/30/2006       19,558.54       23,535.44       18,265.16


                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                  April 30, 2006


                                Six Month   One Year   Five Year   Ten Year

  MegaTrends Fund                 9.13%      19.71%      1.24%      6.93%
  -------------------------------------------------------------------------
  S&P 500 Index                   9.64%      15.42%      2.70%      8.94%
  -------------------------------------------------------------------------
  Russell 1000 Growth Index(R)    7.06%      15.18%     (0.76)%     6.21%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to- book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the indexes reflect no deduction for fees, expenses or taxes.

MEGATRENDS FUND


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The last six months were clearly characterized by the ongoing strength in commodities. Underlying strength in the U.S. and the world economy has clearly dominated investors' minds during the period, even though the markets continued to struggle with the Fed's need to deal with inflation and high commodity prices by raising rates.

The record-beating profits and strong GDP growth created a strong economy. The questions going forward are: How much higher can GDP grow without generating much higher inflation? How long can high commodity prices be tolerated by the consumer? How much higher can margins go? We think that the answer to all of these questions is that the economy is still strong and can tolerate higher energy prices as long as they are rising slowly. But we also believe that the ultimate result of the uptrend in energy and other commodities could be higher inflation. This is the rationale behind the current stock selection and sector weightings of the MegaTrends Fund portfolio.

INVESTMENT HIGHLIGHTS

Multi-year highs reached on many commodities, and our higher weightings in energy and materials helped the fund's performance in the six months ended April 30, 2006. Energy and materials were the strongest sectors for the fund, while the weakest sector for the period was technology.

During the past six months, we repositioned our portfolio to better meet the challenges of high inflation and high energy prices, but at the same time remained leveraged to economic growth. We increased our weightings in the following sectors: materials, industrials and financials. We reduced our exposure to the following sectors: technology, health care and utilities.

Not surprisingly, our best-performing stocks came from the energy and materials sectors (Schlumberger Ltd.,(1) Transocean, Inc.(2) and Newmont Mining Corp.(3)). The other two best-performing stocks were UBS AG(4) and Toyota Motor Corp.(5) - both the leaders in their areas, with stellar performance that was augmented by the falling Dollar. The weakest in the portfolio were some of our technology and health care holdings - Intel Corp.,(6) Yahoo! Inc.,(7) Cerner Corp.(8) and Genentech, Inc.(9) We continue to believe, however, that their dominant market positions will translate into high EPS growth and better stock price performance in the future, and continue to hold the positions.

MEGATRENDS FUND


CURRENT OUTLOOK

In an environment of rising rates and high commodity prices, we feel it is prudent to be leveraged both to inflation (via higher weightings in commodities-related stocks) and growth. We remain optimistic regarding the near-term economic strength and the MegaTrends Fund's strategic positioning.


(1) This security comprised 3.26% of the fund's total net assets of 4/30/06.
(2) This security comprised 3.21% of the fund's total net assets of 4/30/06.
(3) This security comprised 2.18% of the fund's total net assets of 4/30/06.
(4) This security comprised 3.56% of the fund's total net assets of 4/30/06.
(5) This security comprised 2.76% of the fund's total net assets of 4/30/06.
(6) This security comprised 2.91% of the fund's total net assets of 4/30/06.
(7) This security comprised 2.69% of the fund's total net assets of 4/30/06.
(8) This security comprised 1.25% of the fund's total net assets of 4/30/06.
(9) This security comprised 1.65% of the fund's total net assets of 4/30/06.


 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                                  April 30, 2006

                        [MegaTrends Fund Pie Chart]

                      Energy                    20.3%
                      Financial Services        19.9%
                      Industrials               13.6%
                      Health Care               12.8%
                      Consumer Staples           8.7%
                      Communications             6.8%
                      Materials                  6.2%
                      Information Technology     4.9%
                      Other                      4.5%
                      Cash Equivalent            2.3%

MEGATRENDS FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2006

   WELLS FARGO & CO.                                               4.37%
     FINANCIAL SERVICES
---------------------------------------------------------------------------
   GENERAL ELECTRIC CO.                                            4.17%
     MANUFACTURING
---------------------------------------------------------------------------
   BERKSHIRE HATHAWAY, INC.                                        4.15%
     HOLDING COMPANY
---------------------------------------------------------------------------
   UBS AG                                                          3.55%
     FINANCIAL SERVICES
---------------------------------------------------------------------------
   NOVARTIS AG                                                     3.36%
     PHARMACEUTICALS
---------------------------------------------------------------------------
   SCHLUMBERGER LTD.                                               3.25%
     OIL & GAS EXTRACTION & SERVICES
---------------------------------------------------------------------------
   TRANSOCEAN, INC.                                                3.21%
     OIL & GAS DRILLING
---------------------------------------------------------------------------
   FPL GROUP, INC.                                                 3.16%
     ENERGY
---------------------------------------------------------------------------
   AMERICAN EXPRESS CO.                                            2.99%
     FINANCIAL SERVICES
---------------------------------------------------------------------------
   INTEL CORP.                                                     2.91%
     ELECTRONICS & COMPONENTS
---------------------------------------------------------------------------

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                  April 30, 2006

                                                              PERCENTAGE OF
COUNTRY                                         VALUE       TOTAL INVESTMENTS
MegaTrends Fund
-----------------------------------------------------------------------------
United States                                $12,994,673          74.53%
Switzerland                                    1,551,721           8.90%
Canada                                           574,180           3.29%
Netherland Antilles                              566,948           3.25%
Cayman Islands                                   559,383           3.21%
Japan                                            480,233           2.75%
Other Foreign                                    709,450           4.07%
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                            $17,436,588         100.00%
-----------------------------------------------------------------------------

*Country distribution shown is based on domicile and the locale of company operations may be different.

EASTERN EUROPEAN FUND


FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long- term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in the emerging markets of Eastern Europe.(1) While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

                       [Eastern European Fund Graph]

                                             Morgan Stanley Capital
                 Eastern                    Emerging Markets Eastern
                European        S&P 500      European Index (Russia
  Date            Fund           Index     at 30% market cap weighted)
  ----          ---------       -------    ---------------------------

 3/31/1997    $ 10,000.00     $ 10,000.00
 4/30/1997      10,360.00       10,596.46
 5/30/1997      10,440.00       11,241.13
 6/30/1997      11,190.00       11,744.45
 7/31/1997      11,950.00       12,678.42
 8/29/1997      11,750.00       11,968.68
 9/30/1997      12,480.00       12,623.79
10/31/1997      11,190.00       12,202.67
11/28/1997      10,190.00       12,767.09
12/31/1997      11,237.00       12,986.19
 1/30/1998      10,272.11       13,129.69
 2/27/1998      11,166.64       14,076.11
 3/31/1998      11,508.38       14,796.35
 4/30/1998      11,860.16       14,945.14
 5/29/1998       9,960.53       14,688.61
 6/30/1998       9,819.81       15,284.81
 7/31/1998      10,453.02       15,122.47
 8/31/1998       7,447.78       12,938.32
 9/30/1998       7,266.86       13,767.20
10/30/1998       8,060.89       14,886.04
11/30/1998       8,070.94       15,787.88
12/31/1998       8,392.57       16,697.06    $ 10,000.00
 1/29/1999       8,663.95       17,395.01      10,704.44
 2/26/1999       7,890.02       16,854.48      10,975.40
 3/31/1999       8,261.91       17,528.62      11,393.53
 4/30/1999       8,925.27       18,207.41      12,371.09
 5/28/1999       9,126.29       17,778.07      12,694.70
 6/30/1999       9,679.10       18,763.92      12,928.84
 7/30/1999      10,050.98       18,178.59      13,883.36
 8/31/1999       9,809.76       18,088.60      14,132.73
 9/30/1999       8,462.93       17,593.33      14,249.20
10/29/1999       8,704.15       18,706.17      14,236.61
11/30/1999       9,025.78       19,086.41      15,106.69
12/31/1999      10,885.22       20,209.86      18,375.81
 1/31/2000      11,387.76       19,194.58      17,825.02
 2/29/2000      11,940.57       18,831.62      18,169.63
 3/31/2000      13,217.04       20,672.70      18,380.25
 4/28/2000      11,427.97       20,050.97      17,741.18
 5/31/2000      10,633.94       19,640.61      17,063.37
 6/30/2000       9,930.37       20,124.89      15,759.08
 7/31/2000       9,980.63       19,810.54      15,501.55
 8/31/2000      10,372.62       21,040.36      14,648.74
 9/29/2000       9,267.01       19,929.86      13,910.59
10/31/2000       8,864.97       19,845.32      13,421.09
11/30/2000       7,759.36       18,281.87      10,674.34
12/29/2000       8,553.39       18,371.56      11,994.58
 1/31/2001       9,256.96       19,022.97      12,592.03
 2/28/2001       8,613.69       17,289.54      10,591.33
 3/30/2001       8,442.83       16,194.85       9,807.97
 4/30/2001       8,824.76       17,452.35      11,077.95
 5/31/2001       9,297.16       17,569.43      10,754.94
 6/30/2001       9,568.54       17,141.97      10,221.66
 7/31/2001       9,166.50       16,973.16       9,166.86
 8/31/2001       9,065.99       15,911.67       9,140.11
 9/30/2001       8,372.47       14,626.87       7,653.26
10/31/2001       9,267.01       14,905.95       8,910.17
11/30/2001       9,839.91       16,049.05       9,954.06
12/31/2001      10,211.80       16,189.73      10,917.23
 1/31/2002      11,066.13       15,953.60      11,896.34
 2/28/2002      10,935.47       15,645.86      10,753.62
 3/31/2002      11,920.47       16,234.29      11,892.38
 4/30/2002      12,875.31       15,250.40      12,655.24
 5/31/2002      13,066.28       15,138.05      12,441.86
 6/30/2002      12,272.25       14,059.63      10,997.95
 7/31/2002      11,518.43       12,963.76      10,229.58
 8/31/2002      12,121.49       13,048.86      10,567.70
 9/30/2002      11,970.72       11,630.71      10,217.46
10/31/2002      12,794.90       12,654.41      11,168.87
11/30/2002      13,779.90       13,399.24      12,042.44
12/31/2002      13,749.75       12,612.06      11,381.06
 1/31/2003      13,317.55       12,281.68      11,071.72
 2/28/2003      13,759.80       12,097.40      11,720.50
 3/31/2003      13,247.20       12,214.85      10,872.25
 4/30/2003      14,905.61       13,220.99      12,990.49
 5/31/2003      16,342.90       13,917.57      14,479.86
 6/30/2003      16,413.26       14,095.11      14,731.62
 7/31/2003      16,192.14       14,343.62      14,363.75
 8/31/2003      17,810.34       14,623.37      16,228.30
 9/30/2003      19,016.46       14,468.07      17,112.79
10/31/2003      19,539.11       15,286.53      17,058.81
11/30/2003      20,182.38       15,421.02      17,222.18
12/31/2003      22,185.29       16,229.77      19,277.09
 1/31/2004      23,764.65       16,527.67      19,927.67
 2/29/2004      26,001.20       16,757.39      21,581.37
 3/31/2004      27,803.16       16,504.59      23,599.57
 4/30/2004      25,174.42       16,245.50      20,716.80
 5/31/2004      24,888.23       16,468.43      20,041.98
 6/30/2004      25,450.01       16,788.66      20,457.71
 7/31/2004      24,803.43       16,233.01      19,996.04
 8/31/2004      26,033.00       16,298.67      21,168.51
 9/30/2004      28,354.35       16,475.20      22,851.35
10/31/2004      30,113.91       16,727.27      24,222.09
11/30/2004      31,619.07       17,403.05      24,742.66
12/31/2004      33,803.24       17,994.76      26,197.24
 1/31/2005      34,178.10       17,555.69      26,739.87
 2/28/2005      38,356.65       17,924.35      30,567.10
 3/31/2005      34,266.30       17,607.09      27,476.70
 4/30/2005      31,840.76       17,272.56      26,051.86
 5/31/2005      32,954.30       17,821.83      26,678.23
 6/30/2005      34,751.41       17,846.78      28,316.09
 7/31/2005      38,257.42       18,510.68      31,203.53
 8/31/2005      41,564.98       18,342.23      34,188.50
 9/30/2005      46,294.79       18,490.80      38,261.03
10/31/2005      42,590.32       18,182.01      35,089.92
11/30/2005      46,063.26       18,869.29      37,984.83
12/31/2005      47,589.45       18,874.95      39,424.46
 1/31/2006      55,131.47       19,375.13      45,196.20
 2/28/2006      56,637.47       19,427.45      47,406.29
 3/31/2006      55,047.14       19,668.35      46,221.14
 4/30/2006      60,456.67       19,931.90      51,023.51


                                                        For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                    April 30, 2006


                                 Six Month   One Year   Five Year   Inception

  Eastern European Fund
    (Inception 3/31/97)           41.95%      89.87%     46.91%      21.90%
  ---------------------------------------------------------------------------
  S&P 500 Index                    9.64%      15.42%      2.70%       7.89%
  ---------------------------------------------------------------------------
  Morgan Stanley Capital
    Emerging Markets Europe
    Index                         45.42%      95.87%     35.75%        n/a

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital Emerging Markets Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index commenced December 1998; it is not included in the graph as it had less than the full period of data. The returns for the indexes reflect no deduction for fees, expenses or taxes.

EASTERN EUROPEAN FUND


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Each of the fund's key regional markets performed strongly over the reporting period, although their returns were divergent in scale.

Russia,  as has been the last few years, was the top performing  market,  rising
83.9 percent. The next best performers were Poland, up 48.2 percent, and Turkey, up 40.4 percent, with Hungary and the Czech Republic behind with respective returns of 18.2 percent and 18.7 percent.

Russia generally managed to withstand some of the volatility that affected other global emerging markets throughout the latter part of the reporting period, mostly as a result of strong commodity prices which cushioned the market somewhat given the Russian economy's commodity-driven nature.

After a stellar 2005 in which the market appreciated some 60.2 percent, Turkey initially looked likely to continue in 2006 where it left off the previous year. However, the market has experienced some volatility of late, as global concerns over the impact of higher rates in the U.S. have created a level of nervousness amongst investors. Turkey is left particularly vulnerable to these external-led fluctuations given it does not derive the same benefits from high commodity prices as other global emerging markets.

Nonetheless, after visits to the country over the reporting period, we continue to see the Turkish market as attractively valued with EPS growth for this year expected to be in excess of 30 percent. This should provide the stimulus for Turkey to start performing again going forward.

Some of the strong returns seen in both Russia and Poland were not driven by sound fundamentals or cheap valuations. Those stocks, particularly the large Russian blue chip companies whose valuations look stretched with little hope of future upside driven by sound fundamentals, gained sharply at the expense of those stocks that we consider to be more attractively valued. It was this trend that impacted performance over the reporting period.

We are confident that once the external environment settles and investor confidence returns to firmer ground, this trend will reverse.

INVESTMENT HIGHLIGHTS

Any portfolio commentary would be incomplete without mentioning OAO Gazprom,(2) (Gazprom) the Russian gas company. The local shares have been a key holding over the reporting period and, after many months

EASTERN EUROPEAN FUND

of waiting, April saw the final implementation of ringfence reform for the company.

Gazprom(2) is now the third largest global company with a market cap of $280 billion, ahead of BP plc(3) and behind only General Electric Co.(3) and Exxon Mobil Corp.(3) The company can no longer be ignored by any investor with a global mandate. If you believe the Russian rhetoric of Mr. Medvedev, Gazprom's Chairman and Kremlin representative, the targeted market cap is $1 trillion, equivalent to over 100 percent of Russian GDP today. While this may appear unrealistic, a similar declaration a year ago targeting a market capitalization of $300 billion was similarly dismissed by the markets. Since then, the share price has trebled, creating over $200 billion of value for investors and the Russian government.

Gazprom now trades at a small valuation premium to global energy companies on near-term earnings and cash flow multiples. The only way of getting to this targeted value is via a more aggressive (relative to existing expectations) increase in domestic gas prices, which remain heavily subsidized, or a shift in sales towards export markets leaving the independent companies to the lower margin-regulated Russian business. Either is possible, but not a certainty given the heavily politicized gas tariff decision making. We are currently forecasting a 9 percent increase in domestic gas prices for 2007. Gazprom has requested 25 percent, which it tends to do every year. Negotiations will begin in earnest in the second half of this year.

Despite a disappointing end to the period for Turkish financials, Turkey did provide the portfolio with two of its top performers, Dogus Otomotive Servis ve Ticaret a.s.,(4) Turkey's sole importer of Volkswagen(3) vehicles, and Petrol Ofisi a.s.,(5) the Turkish energy company, up 135.1 percent and 83.7 percent respectively. Dogus Otomotiv's impressive performance came as it reported a very strong first quarter in terms of market share, the benefit of a successful introduction of a large range of new models last year.

Our exposure to Czech bank, Komercni Banka a.s.(6) and Hungarian bank, OTP Bank Rt.,(7) were also disappointing, underperforming their markets to be up just
12.9 percent and 8.6 percent respectively. Again, we are confident that both banks represent an attractive way of gaining exposure to the region's financial sector, and they are more attractively valued than their Polish counterparts.

EASTERN EUROPEAN FUND

CURRENT OUTLOOK

While May has already seen some market volatility, we are optimistic that in the longer term fundamentals, rather than momentum or liquidity flows, will dominate the levels of stock prices. Our research-driven stock picking approach seeks to benefit from inefficiencies in markets.

(1) The subadviser considers the following countries to be in the Eastern European region: Albania, Armenia, Azerbaijan , Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkey, Turkmenistan, Ukraine and Uzbekistan.

(2) This security comprised 7.42% of the fund's total net assets of 4/30/06. The fund was also indirectly exposed to Gazprom through its holdings in Novy Neft Ltd., Novy Neft II Ltd., Rengaz Holdings Ltd., and Rengaz Holdings Ltd., Series 2 (0.88%, 0.36%, 1.68%, and 0.53%, respectively, of the fund's total net assets as of 4/30/06)

(3)  The fund did not hold this security as of 4/30/06.

(4)  This security comprised 1.06% of the fund's total net assets of 4/30/06.

(5)  This security comprised 1.05% of the fund's total net assets of 4/30/06.

(6)  This security comprised 2.50% of the fund's total net assets of 4/30/06.

(7)  This security comprised 5.73% of the fund's total net assets of 4/30/06.

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                  April 30, 2006


                      [Eastern European Fund Pie Chart]

                        Russian Federation     40.5%
                        Turkey                 25.5%
                        Hungary                 7.8%
                        Poland                  7.7%
                        United States           7.1%
                        Czech Republic          6.7%
                        Other                   4.7%

* Country distribution shown is based on domicile and the locale of company operations may be different.

EASTERN EUROPEAN FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS            April 30, 2006

   LUKOIL                                                         12.02%
     OIL & GAS - INTEGRATED
---------------------------------------------------------------------------
   OAO GAZPROM                                                     7.45%
     OIL & GAS - INTEGRATED
---------------------------------------------------------------------------
   HACI OMER SABANCI HOLDING A.S.                                  7.23%
     MULTI-SECTOR HOLDINGS
---------------------------------------------------------------------------
   SURGUTNEFTEGAZ                                                  5.99%
     OIL & GAS EXPLORATION & PRODUCTION
---------------------------------------------------------------------------
   OTP BANK RT.                                                    5.75%
     DIVERSIFIED BANKS
---------------------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                                    4.90%
     DIVERSIFIED BANKS
---------------------------------------------------------------------------
   TURKIYE IS BANKASI                                              4.54%
     DIVERSIFIED BANKS
---------------------------------------------------------------------------
   CEZ A.S.                                                        4.21%
     ELECTRIC UTILITIES
---------------------------------------------------------------------------
   MOBILE TELESYSTEMS                                              3.65%
     COMMUNICATIONS
---------------------------------------------------------------------------
   TELEKOMUNIKACJA POLSKA S.A.                                     3.61%
     COMMUNICATIONS
---------------------------------------------------------------------------

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS                 April 30, 2006

   OIL & GAS - INTEGRATED                                         25.01%
   DIVERSIFIED BANKS                                              23.68%
   COMMUNICATIONS                                                 11.27%
   MULTI-SECTOR HOLDINGS                                           7.23%
   OIL & GAS EXPLORATION & PRODUCTION                              6.91%

GLOBAL EMERGING MARKETS FUND

FUND MANAGER'S PERSPECTIVE

A Message from Stefan Bottcher

INTRODUCTION

The investment objective of the Global Emerging Markets Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging countries.(1) While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 GLOBAL EMERGING MARKETS FUND

                    [Global Emerging Markets Fund Graph]


                                                     Morgan Stanley Capital
                   Global Emerging        S&P 500    Emerging Markets Free
         Date        Markets Fund          Index     Total Net Return Index
         ----      ---------------        -------    ----------------------

       2/24/2005      $10,000.00        $10,000.00       $10,000.00
       2/28/2005       10,180.00         10,029.62        10,196.56
       3/31/2005        9,370.00          9,852.10         9,522.68
       4/30/2005        9,020.00          9,664.91         9,267.07
       5/31/2005        9,190.00          9,972.25         9,589.64
       6/30/2005        9,440.00          9,986.21         9,915.44
       7/31/2005       10,230.00         10,357.70        10,608.51
       8/31/2005       10,520.00         10,263.44        10,699.37
       9/30/2005       11,470.00         10,346.58        11,695.59
      10/31/2005       10,650.00         10,173.79        10,931.17
      11/30/2005       11,440.00         10,558.36        11,835.45
      12/31/2005       12,298.06         10,561.53        12,535.00
       1/31/2006       13,908.39         10,841.41        13,935.05
       2/28/2006       13,764.80         10,870.68        13,918.57
       3/31/2006       13,805.82         11,005.47        14,041.18
       4/30/2006       14,759.72         11,152.95        15,041.01

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                  April 30, 2006

                                           Six Month   One Year   Inception
  Global Emerging Markets Fund
    (Inception 2/24/05)                     38.59%      63.63%     39.16%
  -------------------------------------------------------------------------
  S&P 500 Index                              9.64%      15.42%      9.70%
  -------------------------------------------------------------------------
  Morgan Stanley Capital Emerging Markets
    Free Total Net Return Index             37.60%      62.31%     41.41%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above. The Adviser has agreed to limit the fund's total operating expenses to 2.00% through February 28, 2007.

GLOBAL EMERGING MARKETS FUND


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The six months under review saw a continuation of the bull market in the asset class. Markets that have led the way over the last few years, such as India, Russia and Brazil, continued to do well. Towards the end of period, leadership rotated away from markets such as Korea and Turkey. By contrast, the multi-year laggard, China, rallied sharply. Shanghai shares had slumped and were trading at barely a half of their 2000 highs prior to this move.

The period started with a strong end to the year. In November and December, investors took stock of October's decline and recognized the sound fundamentals and reasonable valuations of the asset class. 2006 started with two excellent months as they continued where they left off at the end of 2005, before renewed fears of higher interest rates led to profit taking in March, as Alan Greenspan's stewardship of the U.S. Federal Reserve gave way to that of Ben Bernanke. Other G8 rates also rose as the German and Japanese economies continued their gradual recoveries. Markets then strengthened again in April. Emerging markets' bond spreads reached new lows of less than 180 basis points, an indication that investors' appetite for the asset class continues to grow. U.S. investors continue to be keen investors in the sector and added significantly to international mutual funds in the first four months of the year.

INVESTMENT HIGHLIGHTS

Of the major markets, the standout was Russia, driven by strong oil prices throughout the period, a decline in risk perception among investors and the fundamental strength in the domestic economy. The fund benefited through its exposure to gas and oil giant OAO Gazprom,(2) which rose sharply. This came about following the final stage of the liberalization in the trading in its shares, allowing foreign participation of up to 49 percent. This means that Gazprom locals are now fully fungible with the ADRs. MSCI also confirmed that Gazprom's weight in their indices would be adjusted to reflect the increase in effective free float by the end of August.

Brazil was fuelled by a further cut in interest rates, while the country's trade surplus hit new highs early in 2006. This continues to be driven by exports of primary goods such as ground soy and crude oil. Brazilian equities, among the world's best performers last year, continued to gain, a rise given an additional boost by strength in the Real. This was also supported by Brazil's upgrade by Standard & Poor's, the ratings agency. Strong performers in this market included oil giant Petroleo Brasileiro S.A.,(3) which was boosted by high oil prices.

GLOBAL EMERGING MARKETS FUND


Finally, the fund increased its exposure to India, which gained throughout most of the period as the market reflected positively on February's budget. One example was Balrampur Chini Mills Ltd.,(4) the sugar company, whose shares gained following surging sugar prices. We continue to see attractive opportunities in this market, especially in the second tier blue chips and the mid cap area.

CURRENT OUTLOOK

Overall, while the markets entered a consolidation in May, emerging markets continue to sell at a discount to developed markets. Our bottom-up investment process is discovering attractive opportunities at reasonable valuations and we are optimistic on the asset class in the longer term.

(1) Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

(2)  The fund did not hold this security as of 4/30/06.

(3)  This security comprised 3.43% of the fund's total net assets of 4/30/06.

(4)  This security comprised 1.46% of the fund's total net assets of 4/30/06.

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                  April 30, 2006

                  [Global Emerging Markets Fund Pie Chart]

                     Brazil                     15.7%
                     Taiwan                     13.0%
                     Korea, Republic of         11.6%
                     South Africa                8.8%
                     India                       7.6%
                     People's Republic of China  7.0%
                     Mexico                      6.6%
                     Turkey                      6.2%
                     United States               3.6%
                     Russian Federation          3.5%
                     Other                      16.4%

*Country distribution shown is based on domicile and the locale of company operations may be different.

GLOBAL EMERGING MARKETS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2006

   SAMSUNG ELECTRONICS CO., LTD.                                   6.01%
     SEMICONDUCTORS
------------------------------------------------------------------------
   BRADESPAR S.A.                                                  3.63%
     INDUSTRIAL CONGLOMERATES
------------------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                        3.39%
     OIL & GAS - INTEGRATED
------------------------------------------------------------------------
   ALL AMERICA LATINA LOGISTICA                                    2.91%
     RAILROADS
------------------------------------------------------------------------
   NOVY NEFT LTD.                                                  2.84%
     OIL & GAS - INTEGRATED
------------------------------------------------------------------------
   HON HAI PRECISION INDUSTRY CO., LTD.                            2.70%
     ELECTRONIC MANUFACTURERS & SERVICES
------------------------------------------------------------------------
   HACI OMER SABANCI HOLDING A.S.                                  2.66%
     MULTI-SECTOR HOLDINGS
------------------------------------------------------------------------
   TURKIYE IS BANKASI                                              2.65%
     DIVERSIFIED BANKS
------------------------------------------------------------------------
   VIVAX S.A.                                                      2.37%
     BROADCASTING & CABLE TV
------------------------------------------------------------------------
   CEZ A.S.                                                        2.32%
     ELECTRIC UTILITIES

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS                 April 30, 2006

   DIVERSIFIED BANKS                                              16.75%
   SEMICONDUCTORS                                                 10.82%
   OIL & GAS - INTEGRATED                                          9.03%
   INSURANCE                                                       5.03%
   OIL & GAS EXPLORATION & PRODUCTION                              4.08%

EXPENSE EXAMPLE                                             April 30, 2006

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

o ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term traders fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE                                             April 30, 2006


  ----------------------------------------------------------------------
  SIX MONTHS ENDED APRIL 30, 2006
                              BEGINNING
                            ACCOUNT VALUE       ENDING        EXPENSES
                             NOVEMBER 1,    ACCOUNT VALUE    PAID DURING
                                2005        APRIL 30, 2006     PERIOD*
  ----------------------------------------------------------------------
  HOLMES GROWTH FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,191.40        $ 9.89
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,015.77        $ 9.10
  ----------------------------------------------------------------------
  MEGATRENDS FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,091.30        $12.91
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,012.45        $12.42
  ----------------------------------------------------------------------
  EASTERN EUROPEAN FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,419.50        $11.16
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,015.57        $ 9.30
  ----------------------------------------------------------------------
  GLOBAL EMERGING MARKETS
    FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,385.90        $11.83
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,014.88        $ 9.99
  ----------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios for the six-month period ended April 30, 2006, were 1.82%, 2.49%, 1.86% and 2.00%, respectively, for the Holmes Growth, MegaTrends, Eastern European and Global Emerging Markets Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS 96.40%                             SHARES             VALUE

AEROSPACE/DEFENSE 0.52%
--------------------------------------------------------------------------------------
TransDigm Group, Inc.                                         15,000       $   370,950*

AGRICULTURE 0.51%
--------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                    10,000           363,400

APPAREL 2.25%
--------------------------------------------------------------------------------------
Gymboree Corp.                                                20,000           601,600*
Iconix Brand Group, Inc.                                      30,000           516,000*
True Religion Apparel, Inc.                                   25,000           486,250*
                                                                           -----------
                                                                             1,603,850

AUTO PARTS & EQUIPMENT 1.24%
--------------------------------------------------------------------------------------
Keystone Automotive Industries, Inc.                          10,000           413,000*
Lear Corp.                                                    20,000           471,600
                                                                           -----------
                                                                               884,600

BUILDING MATERIALS 1.34%
--------------------------------------------------------------------------------------
Eagle Materials, Inc.                                          5,000           331,250
Florida Rock Industries, Inc.                                 10,000           623,700
                                                                           -----------
                                                                               954,950

CABLE & WIRE PRODUCTS 2.09%
--------------------------------------------------------------------------------------
Belden CDT, Inc.                                              17,500           547,750
Encore Wire Corp.                                             22,500           943,425*
                                                                           -----------
                                                                             1,491,175

CASINO HOTELS 0.86%
--------------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                                   7,500           612,300

CHEMICALS 1.63%
--------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                10,000           685,200
FMC Corp.                                                      7,500           476,700
                                                                           -----------
                                                                             1,161,900

COAL 0.90%
--------------------------------------------------------------------------------------
Peabody Energy Corp.                                          10,000           638,600

COMMERCIAL SERVICES 0.91%
--------------------------------------------------------------------------------------
Quanta Services, Inc.                                         40,000           648,800*


                                                                         27


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

COMMUNICATIONS 1.56%
--------------------------------------------------------------------------------------
NII Holdings, Inc.                                            10,000       $   599,000*
QUALCOMM, Inc.                                                10,000           513,400
                                                                           -----------
                                                                             1,112,400

COMPUTER SOFTWARE & HARDWARE 4.29%
--------------------------------------------------------------------------------------
Akamai Technologies, Inc.                                     25,000           842,250*
Fun Technologies, Inc.                                        87,248           546,152*
International Game Technology                                 15,000           568,950
Rackable Systems, Inc.                                        10,000           513,900*
Red Hat, Inc.                                                 20,000           587,800*
                                                                           -----------
                                                                             3,059,052

CONSTRUCTION 0.49%
--------------------------------------------------------------------------------------
Granite Construction, Inc.                                     7,500           347,700

CONSUMER PRODUCTS 0.77%
--------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                       20,000           548,400

DISTRIBUTION/WHOLESALE 1.57%
--------------------------------------------------------------------------------------
Beacon Roofing Supply, Inc.                                   15,000           555,000*
WESCO International, Inc.                                      7,500           562,500*
                                                                           -----------
                                                                             1,117,500

DIVERSIFIED OPERATIONS 0.61%
--------------------------------------------------------------------------------------
Sherritt International Corp.                                  40,000           435,831

ELECTRONICS & COMPONENTS 7.21%
--------------------------------------------------------------------------------------
Arrow Electronics, Inc.                                       20,000           724,000*
AVX Corp.                                                     35,000           623,000
Benchmark Electronics, Inc.                                   20,000           546,000*
Cymer, Inc.                                                   10,000           516,900*
Intersil Corp.                                                20,000           592,200
Itron, Inc.                                                   10,000           670,500*
Plexus Corp.                                                  20,000           871,200*
Trimble Navigaton Ltd.                                        12,500           592,250*
                                                                           -----------
                                                                             5,136,050

ENGINEERING & CONSTRUCTION 0.88%
--------------------------------------------------------------------------------------
EMCOR Group, Inc.                                             12,500           625,625*

FINANCIAL SERVICES 11.25%
--------------------------------------------------------------------------------------
A.G. Edwards, Inc.                                            10,000           528,400
CapitalSource, Inc.                                           30,000           705,000

28


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

FINANCIAL SERVICES (CONT'D)
--------------------------------------------------------------------------------------
CI Financial, Inc.                                            50,000       $ 1,434,759
E*Trade Financial Corp.                                       20,000           497,600*
GMP Capital Trust                                             44,000         1,048,817
Goldman Sachs Group, Inc.                                      3,500           561,015
Hancock Holding Co.                                           12,500           621,875
Jovian Capital Corp.                                         700,000           581,406*
Legg Mason, Inc.                                               5,000           592,400
National Financial Partners Corp.                              5,000           260,000
optionsXpress Holdings, Inc.                                  17,500           551,250
T. Rowe Price Group, Inc.                                      7,500           631,425
                                                                           -----------
                                                                             8,013,947

GOLD MINING 0.94%
--------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (August 2008), Class B              100,000           669,822*

HUMAN RESOURCES 1.65%
--------------------------------------------------------------------------------------
Kenexa Corp.                                                  20,000           664,600*
The Ultimate Software Group, Inc.                             20,000           511,400*
                                                                           -----------
                                                                             1,176,000

INDEX FUND 0.62%
--------------------------------------------------------------------------------------
iShares MSCI Japan Index Fund                                 30,000           444,000

INSURANCE 2.25%
--------------------------------------------------------------------------------------
Navigators Group, Inc.                                        10,000           473,100*
ProAssurance Corp.                                            10,000           503,800*
Radian Group, Inc.                                            10,000           627,200
                                                                           -----------
                                                                             1,604,100

INTERNET SYSTEM 0.65%
--------------------------------------------------------------------------------------
Knot, Inc.                                                    25,000           460,500*

MACHINERY 3.15%
--------------------------------------------------------------------------------------
Applied Industrial Technologies, Inc.                         17,500           727,125
DXP Enterprises, Inc.                                         15,000           601,500*
Intevac, Inc.                                                 15,000           421,500*
Joy Global, Inc.                                               7,500           492,675
                                                                           -----------
                                                                             2,242,800

MANUFACTURING 5.31%
--------------------------------------------------------------------------------------
Dover Corp.                                                   10,000           497,500
Lennox International, Inc.                                    20,000           652,600
Mueller Industries, Inc.                                      12,500           473,500
Parker Hannifin Corp.                                          7,500           607,875



                                                                         29


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

MANUFACTURING (CONT'D)
--------------------------------------------------------------------------------------
Tektronix, Inc.                                               15,000       $   529,800
The Westaim Corp.                                             90,000           516,031*
Thor Industries, Inc.                                         10,000           504,800
                                                                           -----------
                                                                             3,782,106

MEDICAL - BIOMEDICAL 2.72%
--------------------------------------------------------------------------------------
Celgene Corp.                                                 12,500           527,000*
Digene Corp.                                                  15,000           619,650*
Illumina, Inc.                                                25,000           790,750*
                                                                           -----------
                                                                             1,937,400

MEDICAL PRODUCTS 5.25%
--------------------------------------------------------------------------------------
Abaxis, Inc.                                                  25,000           653,000*
Alkermes, Inc.                                                40,000           858,800*
Analogic Corp.                                                10,000           630,900
C.R. Bard, Inc.                                                7,500           558,450
Natus Medical, Inc.                                           25,000           499,750*
PSS World Medical, Inc.                                       30,000           541,200*
                                                                           -----------
                                                                             3,742,100

MEDICAL SERVICES 0.79%
--------------------------------------------------------------------------------------
DaVita, Inc.                                                  10,000           562,600*

METAL & MINERAL MINING 4.78%
--------------------------------------------------------------------------------------
Dynatec Corp.                                                400,000           517,996*
First Quantum Minerals Ltd.                                   10,000           482,629
Northern Orion Resources, Inc.                               232,500         1,202,264*
Northern Orion Resources, Inc., Warrants (May 2008)            7,500            26,927*
Silver Wheaton Corp.                                          40,000           448,692*
Silver Wheaton Corp., Warrants (December 2010)                32,500           210,436*
Teck Cominco Ltd.                                              7,500           516,299
                                                                           -----------
                                                                             3,405,243

MULTIMEDIA 0.93%
--------------------------------------------------------------------------------------
Trident Microsystems, Inc.                                    25,000           665,000*

OIL & GAS DRILLING 1.14%
--------------------------------------------------------------------------------------
Transocean, Inc.                                              10,000           810,700*

OIL & GAS EXTRACTION & SERVICES 2.33%
--------------------------------------------------------------------------------------
Core Laboratories N.V.                                        10,000           612,500*
Parallel Petroleum Corp.                                      20,000           462,000*

30


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006


COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

OIL & GAS EXTRACTION & SERVICES (CONT'D)
--------------------------------------------------------------------------------------
Tidewater, Inc.                                               10,000       $   582,400
                                                                           -----------
                                                                             1,656,900

OIL & GAS FIELD MACHINERY 2.72%
--------------------------------------------------------------------------------------
Dril-Quip, Inc.                                                7,500           539,850*
Hydril                                                         7,500           601,200*
Weatherford International Ltd.                                15,000           793,950*
                                                                           -----------
                                                                             1,935,000

OIL & GAS REFINING & MARKETING 1.52%
--------------------------------------------------------------------------------------
Frontier Oil Corp.                                            11,500           696,095
Holly Corp.                                                    5,000           385,850
                                                                           -----------
                                                                             1,081,945

PHARMACEUTICALS 0.43%
--------------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc.                                     5,000           302,750*

RECYCLING 0.97%
--------------------------------------------------------------------------------------
Aleris International, Inc.                                    15,000           693,750*

REITS 2.66%
--------------------------------------------------------------------------------------
AvalonBay Communities, Inc.                                    5,000           538,500
Equity Residential                                            15,000           673,050
Federal Realty Investment Trust                               10,000           682,300
                                                                           -----------
                                                                             1,893,850

RENTALS 0.75%
--------------------------------------------------------------------------------------
Aaron Rents, Inc.                                             20,000           537,200

RESEARCH & DEVELOPMENT 0.83%
--------------------------------------------------------------------------------------
PAREXEL International Corp.                                   20,000           590,200*

RETAIL 6.72%
--------------------------------------------------------------------------------------
AnnTaylor Stores Corp.                                        20,000           746,600*
Buffalo Wild Wings, Inc.                                      15,000           647,700*
Circuit City Stores, Inc.                                     20,000           575,000
First Cash Financial Services, Inc.                           35,000           740,950*
MarineMax, Inc.                                               15,000           491,400*
Netflix, Inc.                                                 20,000           592,800*
Pantry, Inc.                                                  15,000           992,850*
                                                                           -----------
                                                                             4,787,300


                                                                         31


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

SECURITY DEVICES 0.64%
--------------------------------------------------------------------------------------
Napco Security Systems, Inc.                                  30,000       $   458,100*

SEMICONDUCTORS 2.87%
--------------------------------------------------------------------------------------
Hittite Microwave Corp.                                       15,000           583,650*
Lam Research Corp.                                            10,000           488,800*
Microchip Technology, Inc.                                    15,000           558,900
Zoran Corp.                                                   15,000           411,600*
                                                                           -----------
                                                                             2,042,950

TRANSPORTATION 2.90%
--------------------------------------------------------------------------------------
GATX Corp.                                                    12,500           585,000
Genesee & Wyoming, Inc., Class A                              20,000           655,400*
Kirby Corp.                                                    5,000           368,500*
Union Pacific Corp.                                            5,000           456,050
                                                                           -----------
                                                                             2,064,950

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                            68,674,296
--------------------------------------------------------------------------------------
  (cost $59,577,627)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 7.29%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/28/06, 4.71%, due 05/01/06, repurchase price
  $5,191,876, collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase account
  (cost $5,189,839)                                       $5,189,839         5,189,839

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 103.69%                                                   73,864,135
--------------------------------------------------------------------------------------
  (cost $64,767,466)
Other assets and liabilities, net (3.69)%                                   (2,627,272)
                                                                           -----------

NET ASSETS 100%                                                            $71,236,863
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS 97.79%                                          SHARES             VALUE

AIRCRAFT & DEFENSE 2.84%
--------------------------------------------------------------------------------------
Northrop Grumman Corp.                                         7,400       $   495,060

AUTOMOBILE 2.76%
--------------------------------------------------------------------------------------
Toyota Motor Corp., Sponsored ADR                              4,100           480,233

BEVERAGES 2.68%
--------------------------------------------------------------------------------------
The Coca-Cola Co.                                             11,100           465,756

CHEMICALS 1.81%
--------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                 4,600           315,192

COMPUTER SOFTWARE & HARDWARE 3.67%
--------------------------------------------------------------------------------------
Electronic Arts, Inc.                                          5,000           284,000*
Microsoft Corp.                                               14,700           355,005
                                                                           -----------
                                                                               639,005

E-COMMERCE 2.29%
--------------------------------------------------------------------------------------
eBay, Inc.                                                    11,600           399,156*

ELECTRONICS & COMPONENTS 4.49%
--------------------------------------------------------------------------------------
Intel Corp.                                                   25,400           507,492
NVIDIA Corp.                                                   9,400           274,668*
                                                                           -----------
                                                                               782,160

ENERGY 3.16%
--------------------------------------------------------------------------------------
FPL Group, Inc.                                               13,900           550,440

FINANCIAL SERVICES 13.06%
--------------------------------------------------------------------------------------
American Express Co.                                           9,700           521,957
Citigroup, Inc.                                                7,400           369,630
UBS AG                                                         5,300           619,305
Wells Fargo & Co.                                             11,100           762,459
                                                                           -----------
                                                                             2,273,351

GOLD MINING 1.05%
--------------------------------------------------------------------------------------
Barrick Gold Corp.                                             6,000           182,880

HOLDING COMPANY 4.16%
--------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                245           723,240*

INSURANCE 2.70%
--------------------------------------------------------------------------------------
American International Group, Inc.                             7,200           469,800

                                                                         33


MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   April 30, 2006

COMMON STOCKS                                                 SHARES             VALUE

INTERNET SYSTEMS 4.55%
--------------------------------------------------------------------------------------
Google, Inc., Class A                                            775       $   323,903*
Yahoo! Inc.                                                   14,300           468,754*
                                                                           -----------
                                                                               792,657

INVESTMENT TRUST 1.12%
--------------------------------------------------------------------------------------
streetTRACKS Gold Trust                                        3,000           195,270*

MANUFACTURING 6.18%
--------------------------------------------------------------------------------------
General Electric Co.                                          21,000           726,390
The Procter & Gamble Co.                                       6,000           349,260
                                                                           -----------
                                                                             1,075,650

MEDICAL INFORMATION SYSTEMS 1.25%
--------------------------------------------------------------------------------------
Cerner Corp.                                                   5,500           218,075*

MEDICAL PRODUCTS 2.05%
--------------------------------------------------------------------------------------
Johnson & Johnson                                              6,100           357,521

METAL MINING 2.18%
--------------------------------------------------------------------------------------
Newmont Mining Corp.                                           6,500           379,340

OIL & GAS - INTEGRATED 2.11%
--------------------------------------------------------------------------------------
ConocoPhillips                                                 5,500           367,950

OIL & GAS DRILLING 5.36%
--------------------------------------------------------------------------------------
Nabors Industries, Inc.                                       10,000           373,300*
Transocean, Inc.                                               6,900           559,383*
                                                                           -----------
                                                                               932,683

OIL & GAS EXTRACTION & SERVICES 9.67%
--------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                                6,500           391,300
Halliburton Co.                                                6,300           492,345
Schlumberger Ltd.                                              8,200           566,948
XTO Energy, Inc.                                               5,500           232,925
                                                                           -----------
                                                                             1,683,518

OIL & GAS ROYALTY TRUST 0.05%
--------------------------------------------------------------------------------------
Hugoton Royalty Trust                                            327             9,042

OPTICAL SUPPLIES 1.99%
--------------------------------------------------------------------------------------
Alcon, Inc.                                                    3,400           345,814

34


MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS                                                 SHARES             VALUE


PHARMACEUTICALS 8.77%
--------------------------------------------------------------------------------------
Eli Lilly & Co.                                                6,000       $   317,520
Genentech, Inc.                                                3,600           286,956*
Novartis AG, ADR                                              10,200           586,602
Teva Pharmaceutical Industries Ltd., Sponsored ADR             8,300           336,150
                                                                           -----------
                                                                             1,527,228

RETAIL 3.99%
--------------------------------------------------------------------------------------
CVS Corp.                                                     12,000           356,640
Wal-Mart Stores, Inc.                                          7,500           337,725
                                                                           -----------
                                                                               694,365

TRANSPORTATION 2.14%
--------------------------------------------------------------------------------------
United Parcel Service, Inc., Class B                           4,600           372,922

UTILITIES 1.71%
--------------------------------------------------------------------------------------
Exelon Corp.                                                   5,500           297,000

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         17,025,308
--------------------------------------------------------------------------------------
  (cost $15,033,138)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 2.36%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/28/06, 4.71%, due 05/01/06, repurchase price
  $411,441, collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase account
  (cost $411,280)                                           $411,280           411,280

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.15%                                                   17,436,588
--------------------------------------------------------------------------------------
  (cost $15,444,418)
Other assets and liabilities, net (0.15)%                                      (26,094)
                                                                           -----------

NET ASSETS 100%                                                            $17,410,494
                                                                           -----------
See notes to portfolios of investments and notes to financial statements.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                       April 30, 2006

COMMON STOCKS 89.27%                                            SHARES                VALUE

COMMUNICATIONS 11.23%
-------------------------------------------------------------------------------------------
Comstar United Telesystems, GDR                              2,391,114       $   17,574,688*
Mobile TeleSystems                                           3,651,764           23,846,019
Mobile TeleSystems, Sponsored ADR                            1,316,966           43,012,110
Telekomunikacja Polska S.A.                                  3,240,190           23,755,059
Telekomunikacja Polska S.A., GDR                             5,671,083           42,249,568
VimpelCom, Sponsored ADR                                     1,198,033           55,768,436*
                                                                             --------------
                                                                                206,205,880

DISTRIBUTORS 1.06%
-------------------------------------------------------------------------------------------
Dogus Otomotiv Servis ve Ticaret a.s.                        2,367,140           19,533,520

DIVERSIFIED BANKS 23.60%
-------------------------------------------------------------------------------------------
Akbank T.A.S.                                                6,495,165           54,089,496
Bank Pekao S.A.                                                407,323           27,340,677
Komercni Banka a.s.                                            253,781           40,309,507
Komercni Banka a.s., Sponsored GDR                             107,413            5,639,182
OTP Bank Rt.                                                 2,270,874           88,123,793
OTP Bank Rt., GDR                                              223,782           17,029,810
Turkiye Garanti Bankasi a.s.                                21,751,404           89,745,743
Turkiye Is Bankasi, Class C                                  9,880,810           83,032,017
Turkiye Vakiflar Bankasi T.A.O.                              4,433,282           28,024,759*
                                                                             --------------
                                                                                433,334,984

ELECTRIC UTILITIES 4.20%
-------------------------------------------------------------------------------------------
CEZ a.s.                                                     2,235,099           77,002,279

FOOD DISTRIBUTORS 0.93%
-------------------------------------------------------------------------------------------
Central European Distribution Corp.                            417,248           17,128,030*

GOLD MINING 1.29%
-------------------------------------------------------------------------------------------
Polyus Gold Co.                                                508,073           23,625,395*

INSURANCE 1.19%
-------------------------------------------------------------------------------------------
Aksigorta a.s.                                               4,352,476           21,912,306

INVESTMENT COMPANIES 0.37%
-------------------------------------------------------------------------------------------
SIF 1 Banat-Crisana Arad                                     1,757,500            1,522,516
SIF 2 Moldova Bacau                                          2,774,000            2,267,081
SIF 3 Transilvania Brasov                                      600,000              488,177
SIF 5 Oltenia Craiova                                        2,585,000            2,469,416
                                                                             --------------
                                                                                  6,747,190

36


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                       April 30, 2006

COMMON STOCKS                                                   SHARES                VALUE

MULTI-SECTOR HOLDINGS 7.21%
-------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                              27,975,379       $  132,368,927

OIL & GAS - INTEGRATED 24.93%
-------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        2,427,425          219,924,705
MOL Magyar Olaj-es Gazipari Rt.                                320,563           38,164,090
Novy Neft Ltd.                                                 238,603           16,111,668*+
Novy Neft II Ltd.                                              139,513            6,579,852*+
Oao Gazprom, Sponsored ADR                                   3,001,196          136,254,298
Rengaz Holdings Ltd.                                           671,438           30,888,834*
Rengaz Holdings Ltd., Series 2                                 298,564            9,691,387*
                                                                             --------------
                                                                                457,614,834

OIL & GAS EXPLORATION & PRODUCTION 4.55%
-------------------------------------------------------------------------------------------
First Calgary Petroleums Ltd.                                1,789,597           16,782,134*
Surgutneftegaz, Sponsored ADR                                  766,746           66,706,902
                                                                             --------------
                                                                                 83,489,036

OIL & GAS REFINING & MARKETING 3.60%
-------------------------------------------------------------------------------------------
Petrol Ofisi a.s.                                            3,022,650           19,336,356*
Polski Koncern Naftowy Orlen S.A.                            2,245,622           46,829,524
                                                                             --------------
                                                                                 66,165,880

PRECIOUS METALS & MINERALS 3.08%
-------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, ADR                                    428,254           56,529,528

PUBLISHING 1.02%
-------------------------------------------------------------------------------------------
Hurriyet Gazetecilik ve Matbaacilik a.s.                     5,083,179           18,664,106

STEEL 1.01%
-------------------------------------------------------------------------------------------
Evraz Group S.A., GDR                                          744,500           18,612,500


-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           1,638,934,395
-------------------------------------------------------------------------------------------
  (cost $1,171,462,692)

PREFERRED STOCKS 4.30%

OIL & GAS EXPLORATION & PRODUCTION 2.34%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                             16,026,031           21,474,881
Surgutneftegaz, Preferred Stock, Sponsored ADR                 160,196           21,466,264
                                                                             --------------
                                                                                 42,941,145

                                                                         37


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                       April 30, 2006

PREFERRED STOCKS                                               SHARES            VALUE
OIL & GAS STORAGE & TRANSPORTATION 1.96%
-------------------------------------------------------------------------------------------
Transneft, Preferred Stock                                      16,762       $   36,038,300

-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                           78,979,445
-------------------------------------------------------------------------------------------
  (cost $51,122,636)

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              1,717,913,840
-------------------------------------------------------------------------------------------

                                                          PRINCIPAL
REPURCHASE AGREEMENT 6.10%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/28/06, 4.71%, due 05/01/06, repurchase price
  $111,994,311, collateralized by U.S. Treasury
  securities held in a joint tri-party repurchase
  account (cost $111,950,370)                             $111,950,370          111,950,370

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.67%                                                      1,829,864,210
-------------------------------------------------------------------------------------------
  (cost $1,334,535,698)
Other assets and liabilities, net 0.33%                                           6,146,458
                                                                             --------------

NET ASSETS 100%                                                              $1,836,010,668
                                                                             --------------

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS 89.69%                             SHARES             VALUE

BROADCASTING & CABLE TV 2.40%
--------------------------------------------------------------------------------------
Vivax S.A., Units                                             58,654       $   869,572*

COAL & CONSUMABLE FUELS 2.75%
--------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd.                               280,000           507,407
Yanzhou Coal Mining Co., Ltd., Class H                       577,000           487,460
                                                                           -----------
                                                                               994,867

COMMUNICATIONS 3.09%
--------------------------------------------------------------------------------------
Empresa Nacional de Telecomunicaciones S.A.                   35,797           401,839
Investcom LLC, GDR                                            21,517           325,983*
Telkom South Africa Ltd.                                      16,504           392,672
                                                                           -----------
                                                                             1,120,494

COMPUTER HARDWARE 1.51%
--------------------------------------------------------------------------------------
Wistron Corp.                                                419,000           546,296*

CONSTRUCTION & ENGINEERING 0.86%
--------------------------------------------------------------------------------------
Baoye Group Co., Ltd., Class H                               218,000           312,105

DIVERSIFIED BANKS 16.45%
--------------------------------------------------------------------------------------
ABSA Group Ltd.                                               27,036           533,200
Bank Hapoalim B.M.                                            79,871           402,474
Bumiputra-Commerce Holdings Bhd                              211,000           366,754
Grupo Financiero Banorte S.A. de C.V., Class O               212,074           551,848
Kookmin Bank                                                   5,440           487,362
Sberbank RF                                                      345           624,450*
Shinhan Financial Group Co., Ltd.                             10,730           534,680
SinoPac Financial Holdings Co., Ltd.                       1,109,000           615,213
Turkiye Is Bankasi, Class C                                  115,348           969,311
Turkiye Vakiflar Bankasi T.A.O.                               51,713           326,901*
Unibanco, Units                                               34,539           543,605
                                                                           -----------
                                                                             5,955,798

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES 1.89%
--------------------------------------------------------------------------------------
Localiza Rent a Car S.A.                                      32,435           682,516

DIVERSIFIED METALS & MINING 2.46%
--------------------------------------------------------------------------------------
Grupo Mexico S.A. de CV, Series B                            146,136           511,417
KGHM Polska Miedz S.A.                                        10,346           379,252
                                                                           -----------
                                                                               890,669

ELECTRIC UTILITIES 2.35%
--------------------------------------------------------------------------------------
CEZ a.s.                                                      24,669           849,881

                                                                         39


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

ELECTRONIC MANUFACTURERS & SERVICES 3.45%
--------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.                         145,746       $   988,952
KH Vatec Co., Ltd.                                             9,902           261,933*
                                                                           -----------
                                                                             1,250,885

FOOD DISTRIBUTORS 1.13%
--------------------------------------------------------------------------------------
Central European Distribution Corp.                            9,972           409,351*

GAS UTILITIES 0.21%
--------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                      443,000            76,565*

GOLD MINING 2.60%
--------------------------------------------------------------------------------------
Gold Fields Ltd.                                              20,998           527,715
Lingbao Gold Co. Ltd., Class H                               456,000           414,644*
                                                                           -----------
                                                                               942,359

HOMEBUILDING 3.70%
--------------------------------------------------------------------------------------
Corporation GEO, S.A. de C.V., Series B                      103,223           386,283*
SARE Holding, S.A. de C.V., Class B                          494,123           577,153*
Urbi Desarrollos Urbanos, S.A. de C.V.                        45,795           375,051*
                                                                           -----------
                                                                             1,338,487

INSURANCE 5.09%
--------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                           374,000           838,105
Discovery Holdings Ltd.                                      124,615           506,228*
Ping An Insurance (Group) Co. of China Ltd., Class H         181,000           497,256
                                                                           -----------
                                                                             1,841,589

INVESTMENT COMPANY 0.98%
--------------------------------------------------------------------------------------
Korea Fund, Inc.                                               8,900           353,597

MULTI-SECTOR HOLDINGS 2.69%
--------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                               205,760           973,576

OIL & GAS - INTEGRATED 9.13%
--------------------------------------------------------------------------------------
Novy Neft Ltd.                                                15,420         1,041,236*+
PetroChina Co., Ltd.                                         318,000           350,683
Petroleo Brasileiro S.A., ADR                                 13,972         1,241,971
TNK-BP                                                       197,566           671,724*
                                                                           -----------
                                                                             3,305,614


40


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

OIL & GAS EXPLORATION & PRODUCTION 4.13%
--------------------------------------------------------------------------------------
Dragon Oil plc                                                95,175       $   337,345*
First Calgary Petroleums Ltd.                                 45,153           423,428*
Sasol Ltd.                                                     9,468           397,994
Sasol Ltd., Sponsored ADR                                      8,105           335,304
                                                                           -----------
                                                                             1,494,071

OIL & GAS REFINING & MARKETING 2.16%
--------------------------------------------------------------------------------------
SK Corp.                                                      10,627           781,927

PACKAGED FOODS & MEATS 1.46%
--------------------------------------------------------------------------------------
Balrampur Chini Mills Ltd.                                   106,078           443,883
Balrampur Chini Mills Ltd., GDR                               20,000            83,690*
                                                                           -----------
                                                                               527,573

PRECIOUS METALS & MINERALS 2.76%
--------------------------------------------------------------------------------------
European Minerals Corp.                                      443,406           471,245*
European Minerals Corp., Warrants (March 2011)                25,813             9,913*
Impala Platinum Holdings Ltd.                                  2,732           517,467
                                                                           -----------
                                                                               998,625

RAILROADS 2.94%
--------------------------------------------------------------------------------------
All America Latina Logistica                                  16,875         1,065,360

REAL ESTATE MANAGEMENT & DEVELOPMENT 2.56%
--------------------------------------------------------------------------------------
Agile Property Holdings Ltd.                                 606,000           465,063*
Far East Consortium International Ltd.                     1,040,000           462,780
                                                                           -----------
                                                                               927,843

SEMICONDUCTORS 10.94%
--------------------------------------------------------------------------------------
A-DATA Technology Co., Ltd.                                  118,938           387,681
Samsung Electronics Co., Ltd.                                  3,221         2,199,241
Siliconware Precision Industries Co.                         403,000           584,799
Siliconware Precision Industries Co., ADR                     16,684           116,788
Taiwan Semiconductor Manufacturing Co., Ltd.                 122,999           262,524
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                         39,261           411,455
                                                                           -----------
                                                                             3,962,488

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                            32,472,108
--------------------------------------------------------------------------------------
  (cost $27,241,688)

                                                                         41


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2006

PREFERRED STOCK 3.67%                                       SHARES         VALUE

INDUSTRIAL CONGLOMERATES 3.67%
--------------------------------------------------------------------------------------
Bradespar S.A., Preferred Stock                               33,411       $ 1,330,209
  (cost $842,829)

EQUITY-LINKED SECURITIES 6.20%

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 3.19%
--------------------------------------------------------------------------------------
Ashok Leyland Ltd. (May 2008)                                548,051           613,017
Tata Motors Ltd. (April 2007)                                 26,177           541,884
                                                                           -----------
                                                                             1,154,901

DIVERSIFIED BANKS 0.49%
--------------------------------------------------------------------------------------
ICICI Bank Ltd. (December 2007)                               13,865           178,193

IT CONSULTING & OTHER SERVICES 2.52%
--------------------------------------------------------------------------------------
Mastek Ltd. (September 2006)                                  57,512           488,173
Satyam Computer Services Ltd. (March 2007)                    25,263           421,810
                                                                           -----------
                                                                               909,983

--------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED SECURITIES                                               2,243,077
--------------------------------------------------------------------------------------
  (cost $1,797,688)
--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            36,045,394
--------------------------------------------------------------------------------------

                                                          PRINCIPAL
REPURCHASE AGREEMENT 1.58%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/28/06, 4.71%, due 05/01/06, repurchase price
  $572,508, collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase account
  (cost $572,283)                                           $572,283           572,283

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.14%                                                   36,617,677
--------------------------------------------------------------------------------------
  (cost $30,454,488)
Other assets and liabilities, net (1.14)%                                     (412,289)
                                                                           -----------

NET ASSETS 100%                                                            $36,205,388
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

 NOTES TO PORTFOLIOS OF INVESTMENTS                          April 30, 2006
 (UNAUDITED)

LEGEND

* Non-income producing security
+ Affiliated company (see following)
ADR American Depositary Receipt
GDR Global Depositary Receipt

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENT

The terms of the joint tri-party repurchase agreement and the securities held as collateral at April 30, 2006 were:

Merrill Lynch repurchase agreement, 04/28/06, 4.71%, due 05/01/06:
  Total principal amount: $717,616,249; Total repurchase value: $717,897,913

    Collateral:
    $241,570,000 U.S. Treasury Note, 4.50%, 11/15/10
    $212,572,000 U.S. Treasury Note, 4.25%, 08/15/15
    $293,976,000 U.S. Treasury Note, 1.875%, 07/15/15
      (total collateral market value, including accrued interest, of
        $731,969,492)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the joint tri-party repurchase agreement. Each owns an undivided interest in the account.

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities or which may otherwise have a relationship with the Adviser or subadviser. The following is a summary of transactions with each affiliated company during the six months ended April 30, 2006.

                                                      SHARES OF AFFILIATED COMPANIES
                                         OCTOBER 31, 2005  ADDITIONS   REDUCTIONS  APRIL 30, 2006
         EASTERN EUROPEAN FUND
-------------------------------------------------------------------------------------------------
Novy Neft Ltd.                              247,783           --        (9,180)      238,603
Novy Neft II Ltd.                           139,513           --            --       139,513

At April  30,  2006,  the  value of  investments  in  affiliated  companies  was
$22,691,520, representing 1.24% of net assets, and the total cost was $4,710,028. Net realized gains on transactions were $255,540, and there was no income earned for the period. In addition, the fund's subadviser rebated to the fund $42,777 related to fees received they had received from the above affiliates.

                                                      SHARES OF AFFILIATED COMPANIES
                                         OCTOBER 31, 2005  ADDITIONS   REDUCTIONS  APRIL 30, 2006
     GLOBAL EMERGING MARKETS FUND
-------------------------------------------------------------------------------------------------
Novy Neft Ltd.                              15,420            --            --        15,420

At April 30, 2006, the value of investments in affiliated companies was $1,041,236, representing 2.88% of net assets, and the total cost was $484,571. There was no realized gains/loss on transactions, and there was no income earned for the period. In addition, the fund's subadviser rebated to the fund $1,280 related to fees received they had received from the above affiliates.

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                               HOLMES GROWTH
                                                                   FUND

Investments, at identified cost                                 $64,767,466
                                                                ===========
ASSETS
----------------------------------------------------------------------------
Investments, at value:
 Securities of unaffiliated issuers                             $68,674,296
 Securities of affiliated issuers                                        --
 Repurchase agreements                                            5,189,839
Cash                                                                594,024
Foreign currencies (cost $0, $0, $0, and $106,979)                       --
Receivables:
 Investments sold                                                 7,923,267
 Dividends                                                           15,365
 Interest                                                             2,037
 Capital shares sold                                                 14,361
Other assets                                                         68,330
----------------------------------------------------------------------------
TOTAL ASSETS                                                     82,481,519
----------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------
Payables:
 Investments purchased                                           10,945,641
 Capital shares redeemed                                            142,821
 Adviser and affiliates                                              68,722
 Accounts payable and accrued expenses                               87,472
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                11,244,656
----------------------------------------------------------------------------

NET ASSETS                                                      $71,236,863
                                                                ===========

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------
Paid-in capital                                                 $91,533,004
Distributions in excess of net investment income                   (318,942)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                             (29,073,941)
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies                9,096,742
                                                                -----------
Net assets applicable to capital shares outstanding             $71,236,863
                                                                ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                               3,610,754
                                                                ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                    $     19.73
                                                                ===========

See accompanying notes to financial statements.

44


                                                                                                    April 30, 2006

                                                               MEGATRENDS          EASTERN         GLOBAL EMERGING
                                                                  FUND          EUROPEAN FUND        MARKETS FUND


Investments, at identified cost                                $15,444,418      $1,334,535,698        $30,454,488
                                                               ===========      ==============        ===========
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments, at value:
 Securities of unaffiliated issuers                            $17,025,308      $1,695,222,320        $35,004,158
 Securities of affiliated issuers                                       --          22,691,520          1,041,236
 Repurchase agreements                                             411,280         111,950,370            572,283
Cash                                                                    --             150,196                 --
Foreign currencies (cost $0, $0, $0, and $106,979)                      --                  --            102,975
Receivables:
 Investments sold                                                       --           1,555,881             31,032
 Dividends                                                          11,403           1,627,924             34,347
 Interest                                                              161              43,940                224
 Capital shares sold                                                 7,126           9,251,482            177,630
Other assets                                                        10,478             115,943              3,112
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    17,465,756       1,842,609,576         36,966,997
------------------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------
Payables:
 Investments purchased                                                  --           2,794,916            702,903
 Capital shares redeemed                                            10,000           1,214,757                163
 Adviser and affiliates                                             17,347           1,949,535             22,111
 Accounts payable and accrued expenses                              27,915             639,700             36,432
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   55,262           6,598,908            761,609
------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                     $17,410,494      $1,836,010,668        $36,205,388
                                                               ===========      ==============        ===========

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                $14,242,916      $1,276,780,230        $28,938,987
Distributions in excess of net investment income                   (68,316)         (9,719,349)           (88,774)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                              1,243,724          73,620,142          1,197,154
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies               1,992,170         495,329,645          6,158,021
                                                               -----------      --------------        -----------
Net assets applicable to capital shares outstanding            $17,410,494      $1,836,010,668        $36,205,388
                                                               ===========      ==============        ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                              1,592,662          36,591,124          2,516,530
                                                               ===========      ==============        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                   $     10.93      $        50.18        $     14.39
                                                               ===========      ==============        ===========

See accompanying notes to financial statements.

 STATEMENTS OF OPERATIONS (UNAUDITED)

                                                               HOLMES GROWTH
                                                                   FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------
 Dividends                                                      $   188,589
 Foreign taxes withheld on dividends                                 (5,879)
                                                                -----------
  Net dividends                                                     182,710
 Interest and other                                                 123,589
                                                                -----------
  TOTAL INCOME                                                      306,299

EXPENSES:
----------------------------------------------------------------------------
 Management fees                                                    342,814
 Transfer agent fees and expenses                                    70,798
 Accounting service fees and expenses                                29,206
 Professional fees                                                   47,910
 Distribution plan expenses                                          50,309
 Custodian fees                                                      26,180
 Shareholder reporting expenses                                      20,735
 Registration fees                                                    9,910
 Trustees' fees and expenses                                         10,422
 Deferred offering expenses - Note 1 L                                   --
 Miscellaneous expenses                                              18,143
                                                                -----------
  Total expenses before reductions                                  626,427
 Expenses offset - Note 1 J                                          (1,186)
 Expenses reimbursed - Note 2                                            --
                                                                -----------
  NET EXPENSES                                                      625,241

----------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (318,942)
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities of unaffiliated issuers                              8,183,057
  Securities of affiliated issuers                                       --
  Foreign currency transactions                                      53,422
                                                                -----------
  NET REALIZED GAIN                                               8,236,479
                                                                -----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                     4,153,264
  Other assets and liabilities denominated in foreign
   currencies                                                           483
                                                                -----------
  NET UNREALIZED APPRECIATION                                     4,153,747
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  12,390,226
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $12,071,284
                                                                ===========

See accompanying notes to financial statements.


46


                                                                          For the Six Months Ended April 30, 2006

                                                               MEGATRENDS         EASTERN         GLOBAL EMERGING
NET INVESTMENT INCOME                                             FUND         EUROPEAN FUND        MARKETS FUND
INCOME:
------------------------------------------------------------------------------------------------------------------
 Dividends                                                   $  107,505        $  7,417,572          $  195,862
 Foreign taxes withheld on dividends                             (4,137)           (614,344)            (18,442)
                                                             ----------        ------------          ----------
  Net dividends                                                 103,368           6,803,228             177,420
 Interest and other                                              31,116           1,778,500              15,821
                                                             ----------        ------------          ----------
  TOTAL INCOME                                                  134,484           8,581,728             193,241

EXPENSES:
------------------------------------------------------------------------------------------------------------------
 Management fees                                                 81,503           8,359,544             169,710
 Transfer agent fees and expenses                                13,663             595,707              14,745
 Accounting service fees and expenses                            13,309             286,713              21,304
 Professional fees                                               32,959              42,350              29,882
 Distribution plan expenses                                      20,376           1,574,163              30,856
 Custodian fees                                                   7,423           1,430,556              56,761
 Shareholder reporting expenses                                   5,001              72,206               5,196
 Registration fees                                                8,160              67,706              10,861
 Trustees' fees and expenses                                     10,427              10,422              10,422
 Deferred offering expenses - Note 1 L                               --                  --              14,073
 Miscellaneous expenses                                          10,111              61,456               2,427
                                                             ----------        ------------          ----------
  Total expenses before reductions                              202,932          12,500,823             366,237
 Expenses offset - Note 1 J                                        (132)             (9,845)                 --
 Expenses reimbursed - Note 2                                        --             (62,253)           (119,397)
                                                             ----------        ------------          ----------
  NET EXPENSES                                                  202,800          12,428,725             246,840

------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                             (68,316)         (3,846,997)            (53,599)
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities of unaffiliated issuers                          1,243,115          76,499,438           1,232,800
  Securities of affiliated issuers                                   --             255,540                  --
  Foreign currency transactions                                      --            (952,840)            (19,220)
                                                             ----------        ------------          ----------
  NET REALIZED GAIN                                           1,243,115          75,802,138           1,213,580
                                                             ----------        ------------          ----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                   142,971         371,816,735           6,074,406
  Other assets and liabilities denominated in foreign                --              (3,314)             (2,276)
   currencies                                                ----------        ------------          ----------
  NET UNREALIZED APPRECIATION                                   142,971         371,813,421           6,072,130
                                                             ----------        ------------          ----------
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               1,386,086         447,615,559           7,285,710
------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $1,317,770        $443,768,562          $7,232,111
                                                             ==========        ============          ==========

See accompanying notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              HOLMES GROWTH FUND
                                                    ---------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                     APRIL 30, 2006        OCTOBER 31, 2005
                                                      (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment loss                               $  (318,942)          $   (659,784)
    Net realized gain                                   8,236,479             13,371,170
    Net unrealized appreciation (depreciation)          4,153,747             (3,125,885)
                                                      -----------           ------------
        NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                12,071,284              9,585,501

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                                 --                     --
    From net capital gains                                     --                     --
                                                      -----------           ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    --                     --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                           3,554,580              6,451,849
    Distributions reinvested                                   --                     --
    Proceeds from short-term trading fees                     285                  2,130
                                                      -----------           ------------
                                                        3,554,865              6,453,979
    Cost of shares redeemed                            (9,454,519)           (18,047,916)
                                                      -----------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS                (5,899,654)           (11,593,937)

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   6,171,630             (2,008,436)
-------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period                                    65,065,233             67,073,669

-------------------------------------------------------------------------------------------
END OF PERIOD                                         $71,236,863           $ 65,065,233
-------------------------------------------------------------------------------------------

Distributions in excess of net investment income,
 end of period                                        $  (318,942)          $         --
                                                      ===========           ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                           195,465                408,350
    Shares reinvested                                          --                     --
    Shares redeemed                                      (514,743)            (1,142,924)
                                                      -----------           ------------
        NET SHARE ACTIVITY                               (319,278)              (734,574)
                                                      ===========           ============

See accompanying notes to financial statements.


48



                                                                                                                 EASTERN
                                                             MEGATRENDS FUND                                  EUROPEAN FUND
                                                 ---------------------------------------     ---------------------------------------
                                                 SIX MONTHS ENDED                            SIX MONTHS ENDED
                                                  APRIL 30, 2006           YEAR ENDED         APRIL 30, 2006           YEAR ENDED
                                                   (UNAUDITED)          OCTOBER 31, 2005       (UNAUDITED)          OCTOBER 31, 2005
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                            $   (68,316)           $  (189,846)        $   (3,846,997)         $ (1,896,035)
    Net realized gain                                1,243,115              1,395,379             75,802,138            93,758,266
    Net unrealized appreciation (depreciation)         142,971                341,114            371,813,421            84,675,164
                                                   -----------            -----------         --------------          ------------
        NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                              1,317,770              1,546,647            443,768,562           176,537,395

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net investment income                              --                     --                     --            (3,867,908)
    From net capital gains                            (429,445)                    --            (93,797,942)          (13,587,634)
                                                   -----------            -----------         --------------          ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (429,445)                    --            (93,797,942)          (17,455,542)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                        3,199,805              2,241,766            675,977,283           770,757,349
    Distributions reinvested                           415,833                     --             90,801,146            16,952,259
    Proceeds from short-term trading fees                   74                    332              1,228,982             1,812,873
                                                   -----------            -----------         --------------          ------------
                                                     3,615,712              2,242,098            768,007,411           789,522,481
    Cost of shares redeemed                         (1,369,088)            (2,752,284)          (185,821,977)         (324,294,821)
                                                   -----------            -----------         --------------          ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS              2,246,624               (510,186)           582,185,434           465,227,660

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                3,134,949              1,036,461            932,156,054           624,309,513
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period                                 14,275,545             13,239,084            903,854,614           279,545,101

------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                      $17,410,494            $14,275,545         $1,836,010,668          $903,854,614
------------------------------------------------------------------------------------------------------------------------------------

Distributions in excess of net investment income,
 end of period                                     $   (68,316)           $        --         $   (9,719,349)         $ (5,872,352)
                                                   ===========            ===========         ==============          ============

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                        295,162                226,045             15,094,283            23,044,879
    Shares reinvested                                   38,468                     --              2,304,597               556,359
    Shares redeemed                                   (126,910)              (279,692)            (4,203,208)          (10,045,537)
                                                   -----------            -----------         --------------          ------------
        NET SHARE ACTIVITY                             206,720                (53,647)            13,195,672            13,555,701
                                                   ===========            ===========         ==============          ============

See accompanying notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                GLOBAL EMERGING
                                                                  MARKETS FUND
                                                   ------------------------------------------
                                                   SIX MONTHS ENDED        FEBRUARY 24, 2005*
                                                    APRIL 30, 2006        TO OCTOBER 31, 2005
                                                     (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------
    Net investment income (loss)                     $   (53,599)             $    88,695
    Net realized gain                                  1,213,580                  343,084
    Net unrealized appreciation                        6,072,130                   85,891
                                                     -----------              -----------
        NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                7,232,111                  517,670

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------
    From net investment income                           (75,824)                      --
    From net capital gains                              (407,556)                      --
                                                     -----------              -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (483,380)                      --

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------
    Proceeds from shares sold                         21,232,336               19,103,205
    Distributions reinvested                             434,499                       --
    Proceeds from short-term trading fees                 30,407                   37,567
                                                     -----------              -----------
                                                      21,697,242               19,140,772
    Cost of shares redeemed                           (8,397,486)              (3,501,541)
                                                     -----------              -----------
        NET INCREASE IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                    13,299,756               15,639,231

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                            20,048,487               16,156,901
---------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period                                   16,156,901                       --
---------------------------------------------------------------------------------------------
END OF PERIOD                                        $36,205,388              $16,156,901
---------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of period                              $   (88,774)             $    40,649
                                                     ===========              ===========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
    Shares sold                                        1,619,670                1,877,596
    Shares reinvested                                     36,482                       --
    Shares redeemed                                     (656,584)                (360,634)
                                                     -----------              -----------
        NET SHARE ACTIVITY                               999,568                1,516,962
                                                     ===========              ===========

*Period from February 24, 2005 (Commencement of operations) to October 31, 2005.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                                     April 30, 2006
(UNAUDITED)

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Holmes Growth and MegaTrends Funds are diversified; the Eastern European and Global Emerging Markets Funds are non-diversified.

Global Emerging Markets Fund commenced operations on February 24, 2005.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

A. SECURITY VALUATIONS
The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

B. FAIR VALUED SECURITIES
Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

NOTES TO FINANCIAL STATEMENTS                                     April 30, 2006
(UNAUDITED)

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

E. OPTIONS
Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the six months ended April 30, 2006.

F. FOREIGN CURRENCY TRANSACTIONS
Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in

NOTES TO FINANCIAL STATEMENTS                                     April 30, 2006
(UNAUDITED)

foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no open forward foreign currency contracts at April 30, 2006.

H. FEDERAL INCOME TAXES
The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds generally pay income dividends and distribute capital gains, if any, annually.

J. EXPENSES
Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

NOTES TO FINANCIAL STATEMENTS                                     April 30, 2006
(UNAUDITED)

K. SHORT-TERM TRADING (REDEMPTION) FEES
Shares held in the Holmes Growth and MegaTrends Funds less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds less than 180 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

L. DEFERRED OFFERING COSTS
Costs incurred in the initial offering of the Global Emerging Markets Fund were accounted for as a deferred charge and were amortized over a one-year period.

M.   USE OF ESTIMATES IN FINANCIAL  STATEMENT  PREPARATION
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2007, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for the Holmes Growth Fund and MegaTrends Fund, 1.25% for the Eastern European Fund, and 1.375% for the Global Emerging Markets Fund based on their average net assets. Fees are accrued daily and paid monthly.

The Adviser has contractually limited total operating expenses of the Global Emerging Markets Fund to not exceed 2.00% of average net assets on an annualized basis through February 28, 2007, and until such later date as the Adviser determines.

NOTES TO FINANCIAL STATEMENTS                                    April 30, 2006
(UNAUDITED)

For the  following  funds,  the  Adviser  has  contracted  with and  compensates
subadvisers   to   serve  in  the   execution   of  the   Adviser's   investment
responsibilities:

       MegaTrends Fund                      Leeb Capital Management, Inc.
       Eastern European Fund                Charlemagne Capital (IOM) Limited
       Global Emerging Markets Fund         Charlemagne Capital (IOM) Limited

On April 4, 2006, the corporate structure of Charlemagne Capital (IOM) Limited (Charlemagne) changed when its parent company completed an initial public offering of approximately 40% of its outstanding shares. In connection with this transaction, and to allow Charlemagne to continue to provide subadvisory services to the funds, the Board of Trustees of the Trust approved interim and new subadvisory agreements between the Adviser, the Trust, on behalf of the Eastern European and Global Emerging Markets Funds, and Charlemagne. The new subadvisory agreements will be submitted to the shareholders of the Eastern European and Global Emerging Markets Funds at a Special Meeting of Shareholders of the Trust to be held July 27, 2006.

Charlemagne, provides advisory services to two closed-end investment companies that the Eastern European Fund has invested in, Novy Neft Ltd. and Novy Neft II Ltd. Global Emerging Markets Fund has also invested in Novy Neft Ltd. Charlemagne has rebated $42,777 and $1,280 to the Eastern European Fund and Global Emerging Markets Fund, respectively, during the six months ended April 30, 2006, representing the portion of management fees paid by the two funds to Charlemagne based on the respective fund's investment in Novy Neft Ltd. and Novy Neft II Ltd. This rebate is reflected as a reduction of expenses on the Statement of Operations.

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the Funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Additionally, the Adviser was reimbursed for in-house legal and internal administration services pertaining to the Funds during the six months ended April 30, 2006, in the amounts of $19,656 and $8,249, respectively. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the funds.

Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks

NOTES TO FINANCIAL STATEMENTS                                     April 30, 2006
(UNAUDITED)

and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures which will be carried over to future periods is $0, $17,770, $18,961, and $69,384 for the Holmes Growth, MegaTrends, Eastern European, and Global Emerging Markets Funds, respectively, as of April 30, 2006. The Funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

During the six months ended April 30, 2006, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $39,034 for mailing services provided to the Funds.

The three independent trustees each receive $8,000 annually as compensation for serving on the Board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 3: INVESTMENTS

Cost of purchases and proceeds from sales of long-term securities for the six months ended April 30, 2006, are summarized as follows:

          FUND                                 PURCHASES        SALES
  ----------------------------------------------------------------------
  Holmes Growth                              $106,529,027   $111,691,268
  MegaTrends                                    9,065,126      6,937,373
  Eastern European                            601,981,747    212,184,628
  Global Emerging Markets                      25,281,593     12,472,034

The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

Fair valued securities, as a percentage of net assets at April 30, 2006 were 1.17% of Eastern European and 6.43% of Global Emerging Markets.

NOTES TO FINANCIAL STATEMENTS                                     April 30, 2006
(UNAUDITED)

NOTE 4: TAX INFORMATION

The following table presents the income tax basis of securities owned at April 30, 2006, and the tax basis components of net unrealized appreciation:

                                                  GROSS          GROSS       NET UNREALIZED
                                 AGGREGATE      UNREALIZED     UNREALIZED    APPRECIATION/
       FUND                       TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  Holmes Growth                $   64,767,466  $ 9,721,814    $  (625,145)    $  9,096,669
  MegaTrends                       15,444,418    2,226,621       (234,451)       1,992,170
  Eastern European              1,334,535,698  510,499,386    (15,170,874)     495,328,512
  Global Emerging Markets          30,454,488    6,659,708       (496,519)       6,163,189

 As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                       UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                          ORDINARY        LONG-TERM      APPRECIATION/
       FUND                                INCOME       CAPITAL GAINS    (DEPRECIATION)
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --      $        --      $  4,942,995
  MegaTrends                                     --          430,054         1,849,199
  Eastern European                       61,452,363       32,329,808       115,477,647
  Global Emerging Markets                   483,559               --            34,111

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for Eastern European and Global Emerging Markets Funds are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment companies (PFIC).

The tax character of distributions paid during the six months ended April 30, 2006, were as follows:

                                          ORDINARY        LONG-TERM
       FUND                                INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --      $        --      $         --
  MegaTrends                                     --          429,445           429,445
  Eastern European                       61,462,673       32,335,269        93,797,942
  Global Emerging Markets                   483,380               --           483,380

 NOTES TO FINANCIAL STATEMENTS                               April 30, 2006
 (UNAUDITED)

 The tax character of distributions paid during the fiscal year ended October 31, 2005, were as follows:

                                          ORDINARY        LONG-TERM
       FUND                                INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --       $       --      $        --
  MegaTrends                                     --               --               --
  Eastern European                       14,515,361        2,940,181       17,455,542
  Global Emerging Markets                        --               --               --

Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for each fund, as of October 31, 2005, are as follows:

                                                      EXPIRATION DATE
                                                 -------------------------
       FUND                                       10/31/09       10/31/10        TOTAL
  ---------------------------------------------------------------------------------------
  Holmes Growth                                  $36,270,357    $1,040,063    $37,310,420
  MegaTrends                                              --            --             --
  Eastern European                                        --            --             --
  Global Emerging Markets                                 --            --             --

NOTE 5: CREDIT ARRANGEMENTS

Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at April 30, 2006.

 FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND
FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                  SIX MONTHS
                                                    ENDED
                                                   APRIL 30,                     YEAR ENDED OCTOBER 31,
                                                     2006       -------------------------------------------------------
                                                  (UNAUDITED)    2005       2004**       2003        2002         2001
NET ASSET VALUE, BEGINNING OF PERIOD                $16.56      $14.38      $13.55      $11.59      $12.92       $29.01
---------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                 (.09)       (.18)       (.19)       (.14)       (.15)        (.13)
  Net realized and unrealized gain (loss)             3.26        2.36        1.01        2.10       (1.18)       (9.48)
                                                   -------     -------     -------     -------     -------     --------
  Total from investment activities                    3.17        2.18         .82        1.96       (1.33)       (9.61)
                                                   -------     -------     -------     -------     -------     --------
Distributions
  From net investment income                            --          --          --          --          --           --
  From net realized gains                               --          --          --          --          --        (6.48)
                                                   -------     -------     -------     -------     -------     --------
  Total distributions                                   --          --          --          --          --        (6.48)
                                                   -------     -------     -------     -------     -------     --------
Short-Term Trading Fees*                                --(a)       --(a)      .01          --(a)       --(a)        --(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $19.73      $16.56      $14.38      $13.55      $11.59       $12.92
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)            19.14%      15.16%       6.13%      16.91%     (10.29)%     (40.55)%
Ratios to Average Net Assets (c):
  Net investment loss                                 (.93)%      (.98)%     (1.15)%     (1.12)%     (1.09)%       (.73)%
  Total expenses                                      1.83%       1.83%       1.82%       1.78%       1.78%        1.77%
  Expenses reimbursed or offset                       (.01)%        --(d)       --(d)       --(d)       --(d)        --(d)
  Net expenses                                        1.82%       1.83%       1.82%       1.78%       1.78%        1.77%
Portfolio Turnover Rate                                165%        268%        192%        545%        383%         338%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $71,237     $65,065     $67,074     $82,417     $79,230     $100,491

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,                     YEAR ENDED OCTOBER 31,
                                                    2006       --------------------------------------------------------
                                                 (UNAUDITED)     2005        2004        2003        2002        2001
NET ASSET VALUE, BEGINNING OF PERIOD                $10.30       $9.20       $8.25       $6.62       $9.20       $12.37
---------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                 (.04)       (.14)       (.17)       (.18)       (.14)        (.14)
  Net realized and unrealized gain (loss)              .98        1.24        1.24        1.85       (1.69)       (1.83)
                                                   -------     -------     -------     -------     -------     --------
  Total from investment activities                     .94        1.10        1.07        1.67       (1.83)       (1.97)
                                                   -------     -------     -------     -------     -------     --------
Distributions
  From net investment income                            --          --        (.12)       (.04)         --           --
  From net realized gains                             (.31)         --          --          --        (.75)       (1.20)
                                                   -------     -------     -------     -------     -------     --------
  Total distributions                                 (.31)         --        (.12)       (.04)       (.75)       (1.20)
                                                   -------     -------     -------     -------     -------     --------
Short-Term Trading Fees* (a)                            --          --          --          --          --           --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $10.93      $10.30       $9.20       $8.25       $6.62        $9.20
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)             9.13%      11.96%      13.01%      25.38%     (22.15)%     (17.40)%
Ratios to Average Net Assets (c):
  Net investment loss                                 (.84)%     (1.37)%     (1.77)%     (2.12)%     (1.83)%      (1.25)%
  Total expenses                                      2.49%       2.83%       2.83%       3.07%       2.70%        2.37%
  Expenses reimbursed or offset (d)                     --          --          --          --          --           --
  Net expenses                                        2.49%       2.83%       2.83%       3.07%       2.70%        2.37%
Portfolio Turnover Rate                                 44%         54%         64%         96%         87%         109%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $17,410     $14,276     $13,239     $12,377     $10,888      $14,232

*Based on average monthly shares outstanding

**Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of Holmes Growth Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)  Ratio does not round to 0.01%.

See accompanying notes to financial statements.

                                                                         59

 FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND
FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                SIX MONTHS
                                                   ENDED
                                                 APRIL 30,                       YEAR ENDED OCTOBER 31,
                                                   2006       -------------------------------------------------------
                                                (UNAUDITED)     2005         2004         2003       2002       2001
NET ASSET VALUE, BEGINNING OF PERIOD                $38.63      $28.41       $19.44      $12.73      $9.22      $8.82
---------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                        (.02)       (.10)*       (.03)        .07       (.31)      (.38)
  Net realized and unrealized gain                   15.19       11.44*        9.92        6.57       3.44        .78
                                                ----------    --------     --------     -------     ------     ------
  Total from investment activities                   15.17       11.34         9.89        6.64       3.13        .40
                                                ----------    --------     --------     -------     ------     ------
Distributions
  From net investment income                            --        (.27)        (.06)         --         --         --
  From net realized gains                            (3.66)       (.95)       (1.06)         --         --         --
                                                ----------    --------     --------     -------     ------     ------
  Total distributions                                (3.66)      (1.22)       (1.12)         --         --         --
                                                ----------    --------     --------     -------     ------     ------
Short-Term Trading Fees*                               .04         .10          .20         .07        .38         --(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $50.18      $38.63       $28.41      $19.44     $12.73      $9.22
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)            41.95%      41.43%       54.12%      52.71%     38.07%      4.54%
Ratios to Average Net Assets (c):
  Net investment income (loss)                        (.58)%      (.31)%       (.23)%       .81%     (2.77)%    (4.03)%
  Total expenses                                      1.87%       2.00%        2.08%       2.90%      4.64%      6.43%
  Expenses reimbursed or offset                       (.01)%      (.03)%       (.05)%        --(d)    (.01)%       --(d)
  Net expenses                                        1.86%       1.97%        2.03%       2.90%      4.63%      6.43%
Portfolio Turnover Rate                                 16%         95%          89%        109%       214%        58%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $1,836,011    $903,855     $279,545     $50,948     $8,696     $3,762

GLOBAL EMERGING MARKETS FUND
FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                SIX MONTHS
                                                   ENDED
                                                 APRIL 30,      PERIOD ENDED
                                                   2006         OCTOBER 31,
                                                (UNAUDITED)       2005(e)
NET ASSET VALUE, BEGINNING OF PERIOD                $10.65         $10.00
-----------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                        (.02)           .06
  Net realized and unrealized gain                    4.05            .56
                                                   -------        -------
  Total from investment activities                    4.03            .62
                                                   -------        -------
Distributions
  From net investment income                          (.05)            --
  From net realized gains                             (.26)            --
                                                   -------        -------
  Total distributions                                 (.31)            --
                                                   -------        -------
Short-Term Trading Fees*                               .02            .03
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $14.39         $10.65
-----------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)            38.59%          6.50%
Ratios to Average Net Assets (c):
  Net investment income (loss)                        (.43)%         1.08%
  Total expenses                                      2.97%          4.16%
  Expenses reimbursed or offset                       (.97)%        (2.16)%
  Net expenses                                        2.00%          2.00%
Portfolio Turnover Rate                                 51%            93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $36,205        $16,157

*Based on average monthly shares outstanding

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)  Ratio does not round to 0.01%.

(e)  From February 24, 2005, commencement of operations.

See accompanying notes to financial statements.

 ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

 ADDITIONAL INFORMATION (UNAUDITED)

APPROVAL OF ADVISORY AGREEMENTS

In connection with its review of the renewal of the advisory agreement for all funds and subadvisory agreement for the MegaTrends Fund and its review of new subadvisory agreements of the Eastern European Fund and the Global Emerging Markets Fund, the Board considered, among other factors, the nature, extent and quality of the services provided by the Adviser and the Subadvisers and the overall fairness of the agreement(s) to the funds. The Board, and the Independent Trustees, considered the agreements at the Board's April 2006 meeting following a multi-month review process. Prior to the April 2006 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received by the Adviser in connection with the contract approvals. The Independent Trustees also received a memorandum from counsel to the Independent Trustees describing their duties in connection with contract approvals. Over the course of several months, the Independent Trustees requested and evaluated information they deemed reasonably necessary as part of the contract review process. In February 2006, the Independent Trustees met to review information received from the Adviser and Subadvisers and to prepare for the April 2006 meeting. After the February meeting, at the direction of the Independent Trustees, their counsel requested additional information from the Adviser and Subadvisers to be provided to the Trustees in advance of their April 2006 meeting. After reviewing all of the information received, the Independent Trustees recommended approval of the agreements to the full Board.

As a result of the process described above, the Board received information from the Adviser describing: (i) the nature, extent and quality of services provided;
(ii) comparison of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, other accounts managed by the Adviser and other accounts managed by the Subadvisers; (iii) the investment performance of the funds measured against appropriate benchmarks and the investment performance of the Subadviser of the Global Emerging Markets Fund; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates) and the Subadvisers; (v) the extent to which economies of scale are realized as the funds grow; (vi) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) and the Subadvisers from their relationship with the funds.

Nature, Extent and Quality of Services. The Board reviewed the functions performed by the Adviser and the Subadvisers, the portfolio management team and support staff of the Adviser (for the Holmes Growth Fund) and the Subadvisers (for the MegaTrends, Eastern European and Global Emerging Markets Funds) and the Adviser or Subadviser's investment strategy and process for each fund, the

 ADDITIONAL INFORMATION (UNAUDITED)

Adviser and each Subadviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each fund, along with the performance information of a relevant securities index and a group of peer funds. This information showed that, for the period of time the Adviser has managed the Holmes Growth Fund (since June 1, 2004), the relative performance of the Holmes Growth Fund has improved, that the Subadviser of the MegaTrends Fund has had good relative performance for both short and mid-term periods and that the Subadviser of the Eastern European Fund has had good relative performance for both short and long-term periods. Because the Global Emerging Markets Fund commenced operations on February 24, 2005, the Board reviewed performance information since its inception and noted the relatively good performance of the fund. The Board also reviewed the performance information of a product similar to the Global Emerging Markets Fund managed by the Subadviser of that fund which showed that the Subadviser had a solid track record with respect to managing emerging markets. Based on the information provided and the Board's previous experience with the Adviser and the Subadvisers, the Board concluded that the nature and extent of the services provided by the Adviser and the Subadvisers were appropriate and that the quality was good.

Fees. The Board also reviewed information on each fund's expense ratio (and net expense ratio (after taking into account the contractual expense cap agreement) of the Global Emerging Markets Fund) and management fee with comparisons to a peer group of funds. The Board also compared the advisory fee to the fees charged by the Adviser to other registered investment companies and to two non-U.S. registered hedge funds. (However, the Board noted that those other investment companies and the hedge funds have different investment policies than the funds and that the Adviser does not manage other investment companies or products similar to the funds.) The Board noted that the management fee and expense ratio for each of the Holmes Growth Fund and the MegaTrends Fund were higher than many of those of comparable funds, that the management fee and expense ratio for the Eastern European Fund were competitive and that the management fee and expense ratio for the Global Emerging Markets Fund (after giving effect to the expense cap) were competitive.

The Board considered the MegaTrend Fund's subadvisory fee rate and the subadvisory fee rates proposed under the new subadvisory agreements for the Eastern European and Global Emerging Markets Funds. The Board noted that the fee rates under the new subadvisory agreements for the Eastern European and Global Emerging Markets Funds are identical to the fee rates under the prior subadvisory agreements. The Board compared the subadvisory fee rates to fees charged by the respective Subadvisers for similar accounts. The Board noted that the fee charged by the respective Subadvisers for the MegaTrend Funds and the Eastern European Fund were competitive and the fee charged by the Subadviser for the Global Emerging Markets Fund was higher than average. Also, the Board

ADDITIONAL INFORMATION (UNAUDITED)

noted that the Adviser and Subadviser have agreed to cap expenses of the Global Emerging Markets Fund at 2.00% through February 2007. In each case, the Board concluded that the management fee and subadvisory fee were reasonable and appropriate in amount given the quality of services provided.

Profitability. The Board considered the fee structure of the agreements, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For the Global Emerging Markets Fund, the Board also considered the expense cap agreement. The Board concluded for each fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the fund. The Board considered the profitability information provided by the Subadviser of the MegaTrends Fund with respect to its fees received under the subadvisory agreement and the profitability information provided by the Subadviser to the Eastern European and Global Emerging Markets Funds with respect to its fees received under the prior subadvisory agreements. The Board considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and the Subadvisers, and that the Subadvisers would be paid by the Adviser. The Board noted that the Subadviser to the Global Emerging Markets Fund indicated that it had not realized any profits from its relationship with the fund. The Board concluded for the MegaTrends Fund and the Eastern European Fund that the profits realized by the respective Subadvisers were not unreasonable.

Economies of Scale. As part of its review of the agreements, the Board considered whether there will be economies of scale with respect to the management of each fund and whether each fund will benefit from any economies of scale. The Board reviewed each of the fund's asset size and whether the Adviser/Subadvisers were realizing economies of scale. The Board noted that the Holmes Growth Fund and the MegaTrends Fund are relatively small and are not likely producing significant economies of scale. In addition, the Board noted that, in all cases, the Adviser represented that the Adviser's increased costs of administration negate any potential economies of scale. Based upon its review of all available information, the Board concluded for each fund that the flat management fee was reasonable and appropriate. The Board noted that the Subadviser to the Eastern European and Global Emerging Markets Funds has represented that economies of scale might be realized as a result of asset growth. The Board considered that the fees for the MegaTrends, Eastern European and Global Emerging Markets Funds are commercially agreed upon between the Adviser and Subadvisers. The Board concluded for each of the MegaTrends, Eastern European and Global Emerging Markets Funds that, given the nature and size of each fund and the costs of the respective Subadviser in providing portfolio management services, the subadvisory fee reflects an appropriate level of sharing of any economies of scale.

Other Benefits to the Adviser and Subadvisers. The Board considered that the Adviser (with respect to the Holmes Growth Fund) and the Subadviser of the

ADDITIONAL INFORMATION (UNAUDITED)

MegaTrends Fund engage in soft dollar arrangements in connection with brokerage transactions for the Holmes Growth Fund and the MegaTrends Fund, respectively. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by affiliates of the Adviser for providing such services, and concluded for each fund that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the fund, the Adviser's commitment to reimburse expenses (with respect to the Global Emerging Markets Fund) and the benefits to the fund. The Board noted that the Subadviser to the Eastern European and Global Emerging Markets Fund has indicated that the Subadviser does not believe it receives any fall-out benefits as a result of its relationship with the Eastern European and Global Emerging Markets Funds. The Board also considered that the Subadviser to the Eastern European and Global Emerging Markets Funds does not enter into any soft dollar arrangements on behalf of the Eastern European and Global Emerging Markets Funds.

Based on all of the information considered and the conclusions reached, the Board determined to approve the agreements.

 NOTES

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Item 2. Code of Ethics.

Required only in annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Required only in annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Required only in annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants

Required only in annual report on Form N-CSR.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred in the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Required only in annual report on Form N-CSR.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)), and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. Global Accolade Funds



By:      /s/ Frank E. Holmes
       ------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:   July 5, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
      ------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    July 5, 2006




By:      /s/ Catherine A. Rademacher
      --------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    July 5, 2006